[REGISTERED LOGO]
BARON FUNDS


 BARON FUNDS

"...2002...A THREEPEAT?..."...................................................1
MONEY FUND ASSETS REACH RECORD LEVELS ........................................2
IS "MARKET NEUTRAL" THE WAY TO GO? ...........................................2
"SAN FRANCISCO INVESTS $90 MILLION IN BONDS" .................................2
BARON CAPITAL WILL CELEBRATE ITS 20TH ANNIVERSARY IN 2002... .................2
LESSONS LEARNED...............................................................3
ENRON, TYCO ET. AL. AND ACCOUNTANTS ..........................................3
"LET'S ROLL!".................................................................4


1    BARON ASSET FUND

PERFORMANCE...................................................................5
PORTFOLIO STRUCTURE...........................................................6
RECENT DEVELOPMENTS...........................................................8
RECENT PORTFOLIO ADDITIONS....................................................9


2    BARON GROWTH FUND

PERFORMANCE..................................................................10
PORTFOLIO STRUCTURE..........................................................11
SMALLER COMPANY GROWTH STOCKS...THAT ARE GROWING FAST! VERY FAST! ...........11
RECENT PORTFOLIO ADDITIONS...................................................12


3    BARON SMALL CAP FUND

PERFORMANCE..................................................................13
PORTFOLIO COMPOSITION........................................................14
NEW IDEAS....................................................................14
CONCLUSION...................................................................15


4    BARON iOPPORTUNITY FUND

PERFORMANCE..................................................................16
MATURATION OF THE INTERNET...................................................17
ACHIEVING PROFITABILITY......................................................17
PROFITABLY TAKING MARKET SHARE ..............................................18
CONTINUING TO INVEST IN NEW, EXCITING BUSINESSES FOR TOMORROW ...............18
CONCLUSION...................................................................19

767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com

                                                 This Quarterly Report contains
                                                     information for four funds


QUARTERLY REPORT                                              DECEMBER 31, 2001


DEAR BARON FUNDS SHAREHOLDER:

"...2002...A THREEPEAT?..."
--------------------------------------------------------------------------------

"...2002 will be a 3-D year...the third down year in a row...a threepeat..." remarked a prominent stock market strategist in a recent, year-end, business newspaper Roundtable.

"Economists make predictions because they're asked, not because they know," noted President Kennedy's favorite economist, John Kenneth Galbraith. We think the same can obviously be said about market strategists. It's rare that we have a strong opinion about either "the market" or the economy. We think they are "unknowables." Except in rare circumstances. Like last fall when stocks were in free fall with investors in panic mode and all that was necessary to be bullish was to think that America would survive. Or like spring 2000 when frenzied speculative buying of tech and Internet stocks made them vulnerable to sharp declines, which made it easy to be negative on those securities. But, what about now?

Although our economy is in recession, many stocks have been falling for two years or more and already reflect dismal near term earnings prospects. When the 50-100 p/e tech stocks are removed from indexes, the remaining shares certainly seem reasonably priced. Anecdotically, most businesses we speak with report business is no longer getting worse, and, in many instances, has begun to improve. And, the individuals who work for these businesses have lately seemed to us more optimistic. With profit margins for many businesses at very low levels and enormous cost cuts already implemented, small increases in revenues will lead to very large increases in profits. Low interest rates, easy money and fiscal stimulus make it unlikely revenues and, therefore, profits will remain depressed for long. The high profile and huge bankruptcies that are now front page news, not just Enron, but K Mart and so many communications and leveraged businesses, make it unlikely monetary and fiscal policies will change any time soon. An easy prediction? It's going to be a great year for restructurings!


[PHOTO]

Ron Baron, Chairman

Will the United States' recovery be "v" shaped? Will it be "u" shaped? Or, will it be "w" shaped in honor of our President? We think that's what's unknowable. The bottom line? Unlike the past two years when the wind was in your face, in 2002 we think if you find good businesses with favorable prospects and reasonable valuations, you're likely to make money. If you make mistakes...like investing in indebted companies and accounting controversies...we think you'll still be able to lose money.

Recently, I found a 1975 New York Magazine article in which I was featured. I had then been an investment analyst for five years. I had been relatively successful in 1973 and 1974 recommending "short sale" candidates to my hedge fund clients at a time when nearly every stock fell, regardless of whether I was right or wrong in my analysis. "I think the market is o.k., but you probably won't make money for awhile. We've just had a deep recession and stocks have already rebounded sharply," I confidently told the reporter. The Dow Jones was then about 600! So much for my belief in market forecasts.

BARON FUNDS
--------------------------------------------------------------------------------

MONEY FUND ASSETS REACH RECORD LEVELS
--------------------------------------------------------------------------------

In keeping with a very uncertain and negative investor psychology, money fund assets, despite 2% interest rates, have surged to more than 22% of the value of U.S. stocks. This compares to the 19% of equity assets I wrote about in our last quarterly letter and a more normal 11% of U.S. stocks that prevailed through the 1990s. The only exception was the brief period in 1990 when money fund assets increased to 19% of equities. With a record $2.5 trillion in money funds, the only question is when some of those assets will find their way back into equities. When they do, we think it's a safe bet they'll favorably impact stock prices.


IS "MARKET NEUTRAL" THE WAY TO GO?
--------------------------------------------------------------------------------

Market neutral hedge funds. Demand to invest in "market neutral" partnerships that focus on "pairs trading," "stat arbitrage" and other esoteric trading strategies that often depend upon "reversion to mean" tendencies is currently so strong that many have closed to new investors... During the past three years, while many investors have managed meager returns, these funds have often achieved annual returns in the low teens for their investors. But, do they use leverage? You bet. $2 long and $2 short for a dollar in equity is a conservative target. $7 positions for each dollar of equity is a more usual structure. In most instances, most of the time, it works. If Merck and Pfizer normally do sell in a defined ratio to each other, or, in a more sophisticated bet, pharma companies and hospitals normally sell in a well defined relationship to each other, and this ratio changes in the short term, it is likely to revert to the mean. And, funds that have sold short the expensive sector and purchased the cheap one will profit. But, in rare instances this will not occur and the disparity will increase. Then, highly leveraged partnerships will suffer. Remember Long Term Capital?

We're trying to do exactly the opposite. We're trying to find businesses that can distinguish themselves and grow much faster over a long period than their competitors due to a sustainable competitive advantage. This has not been especially rewarding for the past three years, but over the thirty two year period that I have been a professional investor, it's worked. We expect it will again. Hopefully soon. Of course past performance is no guaranty of future performance.


"SAN FRANCISCO INVESTS $90 MILLION IN BONDS!"
--------------------------------------------------------------------------------

That was the headline in the San Francisco Chronicle in early January. Barry Bonds, that is. 38 years old and $18 million a year for five years! Wow! So, despite all the talk that inflation is dead, as we've said before, we don't believe it. Whether it's ballplayer salaries, Willie Mays, maybe the greatest ballplayer of all time, never earned more than $150,000 in a single year, Babe Ruth a little more than half that...tuition in 1965, my last year in college, was less than $3000...cars, a 240Z sports car in 1970 was $2600...homes, I can remember when $100,000 was expensive and "mobile homes" cost $10,000...haircuts, when I was in high school in 1961 they cost $1.50!...and, McDonald's hamburgers were then just a quarter and fries $.15! I think in terms of doubles. I expect that most things most people want will double in price in ten to fifteen years, quadruple in twenty-five to thirty. "Most things," of course, do not include communications and technology which every year fall in price as technology marches unrelentingly forward. But, little else is in this category. Others may not consider this inflation. But, to us it means that in twenty-five years you'll need about four times as much to maintain your lifestyle as today. We believe that stocks, representing ownership stakes in businesses, offer individuals an opportunity to have your assets grow faster than the cost of the services you desire. This I deeply believe, although equity investments have unique risks which should not be ignored.


BARON CAPITAL WILL CELEBRATE ITS 20TH ANNIVERSARY IN 2002...
--------------------------------------------------------------------------------

I founded Baron Capital in May 1982 after I had been an investment analyst since 1970 and had managed money for others since 1975. We started with just $7 million assets under management and one full time employee in addition to myself...who, by the way, still works for us. 1980 and 1981 were difficult years for most investors and I then felt, being the optimist that I am, that this would be a good time to start our business. It was. Baron Capital has since grown to 47 employees including three portfolio managers and 12 analysts (we invested in additional intellectual capital in the past year and added five hardworking, smart analysts we think will make us a lot of money...we're bullish on brains and hard work). And, of course, we've got the normal complement of traders, lawyers, accountants, shareholder service people, assistants and, yes, even a few marketing people...we only need a few since they've worked hard to establish terrific no-load distribution for our Funds... Fidelity, Schwab, American Express, Vanguard and T. Rowe Price as well as partnership interests with Aetna and Liberty Mutual.

Our long term investment philosophy, not trading, has been successful for us over the years. We currently manage five public mutual funds, three partnerships

BARON FUNDS
--------------------------------------------------------------------------------


and separate accounts for a number of businesses' pension and profit sharing plans, institutions' endowments and high net worth individuals. We now have about $6 billion assets under management.

"If you're not moving ahead, you're falling behind..." Jay Pritzker, a role model and friend to many, including ourselves, remarked several years ago. Although we have not made as much progress as we'd hoped meeting our returns objectives during the past few years, as noted, we've made a lot of progress adding to our staff, our intellectual capital...which should position us well to make a lot more when markets and the economy recover.


LESSONS LEARNED...
--------------------------------------------------------------------------------

"Even the Smartest Money Can Slip Up" was the headline in an article in the December 30, 2001 Sunday The New York Times describing the perils of leveraged investments. It's just amazing to read about the brilliant operating managers and wealthy investors who lost either their businesses or a big chunk of their fortunes last year as a result of indebtedness. Debt...avoid it...that's the lesson. Good businesses with bad balance sheets put equity investments at risk...which incents you to invest in the right balance sheets...and when I talk about the right balance sheets, I'm suggesting you consider investing on only the right side of a balance sheet, in a company's debt, if you choose to invest at all, in leveraged companies.

Control shares...we thought they allowed you to invest in good businesses for less than they're worth...but discovered there's a reason many of these businesses sell at a discount. The reason is lack of accountability. Managements of public companies are usually disciplined by markets to make good decisions. If they don't, their share prices will be depressed, their businesses may be acquired and they will lose their jobs. If there is control stock, however, this purging process is delayed. Until there's successful class action shareholder litigation that finds fiduciary obligations trump business judgment, shares with little voting rights should sell in public markets at a discount to their intrinsic value. The early American colonists had it right when they rebelled against "taxation without representation."

A business' appeal as an investment, we think, is inversely proportional to its debt, inversely proportional to the promotional forecasts of its management, inversely proportional to the number of businesses it has acquired and inversely proportional to the number of consecutive quarters that it has exceeded analysts' earnings estimates by a penny...that's just not the real world... see below our discussion regarding Enron, Tyco et. al. and accountants for further elaboration.

Themes...the value of growth. In a slower growth, low inflation, low interest rate environment, stocks in fast growing businesses will stand out. Truly. And command above average valuations.


ENRON, TYCO ET. AL. AND ACCOUNTANTS
--------------------------------------------------------------------------------

Questionable accounting practices, outright fraud and resulting share price collapses. They are not new. Acquisitions and leverage did in Samuel Insull's utility holding company in the 1920's. Equity Funding in the 1960's reported bogus policies and collapsed. Bernard Cornfeld's Investors Overseas Services in the same decade invested in all sorts of securities of indeterminate value. Robert Vesco then looted IOS' remains and has been under house arrest in Cuba for years. Many conglomerates in the '60's were accounting fictions. The American Express' salad oil scandal, there really wasn't any oil in those tanks, gave Warren Buffett an early opportunity to invest in a franchise business at a great price. Computer leasing in the '60's almost let Leasco acquire Chemical Bank before it was determined the useful lives of Leasco's equipment, and, therefore, its profits, were overstated. The savings and loans borrowed short and lent long and tried to cover up their losses when interest rates rose with creative accounting that cost our economy hundreds of billions. CUC sold itself to Cendant on the basis of revenues that didn't exist. Chainsaw Al's accounting for inventory and sales at Sunbeam left a lot to be desired. Crazy Eddie's inventory wasn't. Barings...a 300 year old, highly respected brokerage firm...was felled by a trader who didn't think it was important to report his trades. Franchisors' pyramid schemes...nursing homes' earning money on construction not healthcare... and, real estate syndications that enriched the syndicators and impoverished investors. Which brings us to the current Great Gatsby types who ran the Texas energy trading business and Tyco which made 700 acquisitions for $8 billion in three years but didn't think them material enough to report to its shareholders! And, this list just scratches the surface. We expect that since accounting rules require judgement and interpretation, there will always be scandals. The best you can hope for is more disclosure in "plain English" that analysts and investors can interpret, vet and criticize. My rule of thumb? The more lengthy the required disclosures, the more difficult the statements to understand, the less interesting the investment. The good news? Regulators will require ever more "plain English" disclosure that's easier to understand which will make frauds harder to perpetrate. But, still not impossible. The best news? The current Enron scandal and Tyco fiasco are emblematic of market bottoms not tops.

BARON FUNDS
--------------------------------------------------------------------------------


"LET'S ROLL!" (TODD BEAMER, PENNSYLVANIA, SEPT. 11, 2001;
PRESIDENT BUSH, WASHINGTON D.C. JANUARY 29, 2002)
--------------------------------------------------------------------------------

Since I have been old enough to vote, although I am a registered Democrat, I have voted for many Republican candidates...especially for New York City Mayor. But, since I voted for Hubert Humphrey when he opposed Richard Nixon in 1968, I have never voted for a Republican Presidential candidate...including our current President. But, I now agree with the 80% of Americans who support President Bush; I am thankful he is our President; and two years before our next election, I can't imagine what it would take to get me to vote for anyone else. The strength of our President and those he has surrounded himself with is a huge plus, for not just our country in its war with terror, but also for our economy and markets. I should say especially for our economy and markets dependent as they are upon investor confidence.


THANK YOU FOR INVESTING IN BARON FUNDS
-------------------------------------------------------------------------------

We recognize that for most individuals, determining how to invest, even whether to invest, to pay for your children's education, to care for your parents or to fund your retirement is a very difficult decision. Of late, we're certain, due to the extended 2000-2001 "bear market" in stocks, the ongoing U.S. recession and the unrelenting very negative investment opinions of many advisors, it cannot be any easier.

We hope our shareholder letters and annual investment conferences have helped you think about issues that have made it easier for you to decide both whether stocks are an appropriate investment, in general, and, specifically, whether Baron Funds remains an attractive investment for you and your family.

We want to thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence. Again, thank you for your strong support.

Sincerely,


/s/ Ronald Baron
----------------


Ronald Baron
Chairman
February 5, 2002

P.S. WE'RE BECOMING  INTERNET SAVVY!
Shareholders who would like to receive our quarterly letters by e-mail... rather than, by snail mail... should come to our web site BaronFunds.com, and register for electronic delivery. You will then receive our prospectus, quarterly reports and special announcements without reliance upon the Pony Express. Shareholders filing returns electronically using Turbo Tax on-line can now download your tax information directly into your tax filing. Please e-mail Jazmin at jjourdain@BaronFunds.com if you need any help.

P.P.S.  COSTS FOR  BARON  ASSET  FUND AND  BARON  GROWTH  FUND  INVESTMENTS  NOW
INCLUDED.
To let you better assess where our funds have been successful and where we've had problems or not done as well, we've started including our cost basis of securities for our two oldest funds, Baron Asset Fund and Baron Growth Fund, in their quarterly balance sheets. We hope you'll find this additional disclosure helpful.

[REGISTERED LOGO]


1    BARON ASSET FUND


PERFORMANCE...................................................................5

PORTFOLIO STRUCTURE...........................................................6

RECENT DEVELOPMENTS...........................................................8

RECENT PORTFOLIO ADDITIONS ...................................................9



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com


                  BARON ASSET FUND

                        QUARTERLY REPORT                      DECEMBER 31, 2001




[photo]


Ron Baron, Portfolio Manager

DEAR FELLOW BARON ASSET FUND SHAREHOLDER:


PERFORMANCE
--------------------------------------------------------------------------------

Baron Asset Fund performed well in the fourth quarter ended December 31, 2001. The Fund gained 21.5% per share, a little more than the 21.1% increase recorded by the small cap Russell 2000 index and almost twice the 10.7% performance achieved by the large cap S&P 500 index. During this quarter markets rebounded sharply from the very low levels reached in late September. This as investors recognized that share prices, after falling for nearly two years, and in many instances for nearly three years, had become very attractive in the aftermath of the September 11 atrocities.

For the full year 2001, Baron Asset Fund didn't do as well. For the second time in this Fund's fifteen year history and for the first time in ten years, it lost money, falling 10.1% per share. This compares to a 2.5% gain by the small cap Russell 2000 and an 11.9% loss for the large cap S&P 500. According to Morningstar, the average mid-cap growth fund lost 21.4% last year, the average small cap growth fund lost 10.5%. While the Fund's performance in 2001 relative to its peers and relative to the S&P was o.k., a good friend told me years ago, when talking about what a difficult time he was then having with his hedge fund which lost less than other similar funds, "You can't eat your relatives!" So, we too are certainly not pleased with this Fund's performance last year.

The Fund's education, healthcare and security investments performed very well last year reflecting the strong performance of their underlying businesses. Retail, travel and media stocks also did well, although their businesses were affected by recession. This is because their stocks were, and remain, very cheap. Our legacy growth stocks, now a much smaller portion of our portfolio, performed poorly and significantly penalized our results last year as their businesses and stocks reflected the impact of recession. Those stocks are now value priced and we expect a good positive contribution from this segment in 2002.

Baron Asset Fund's objective is to double the per share value of your investment in the Fund within five years. We hope to achieve our goal by investing in businesses that could double in size during the same period. We think this can be done by purchasing shares in those businesses at what we think are attractive prices, prices that will permit us to grow the value of our investments as fast as the underlying companies are increasing in size. Since Baron Asset Fund's inception on June 12, 1987, we have met this objective. The per share value of our Fund has increased nearly seven times, a little more than the required three doubles, despite the difficult past three years. These results are about 111% better than those of the Russell 2000 index and more than 31% greater than the S&P 500. We have achieved this performance despite the market crash in 1987; the 1990 savings and loan crisis, bear market and recession; the Iraqi war in 1990-91; the liquidity induced market decline in 1994; Long Term Capital in 1998; the Internet/tech stock "bubble;" and the recent growth stock bear market. Of course past performance is no guaranty of future performance.

Although Baron Asset Fund has fallen short of our goals during the past three

BARON ASSET FUND
--------------------------------------------------------------------------------

years, we are hopeful that, based upon the outlooks for the businesses in which we are shareholders, we may achieve not just our long term objectives but some near term "catch-up" performance as well.

PORTFOLIO STRUCTURE
--------------------------------------------------------------------------------

Table I
Portfolio Metrics

--------------------------------------------------------------------------------
Est. P/E Ratio Forward/Trailing                                      21.4X/31.6X
Est 5 Year EPS Growth                                                      25.8%
Median Market Cap                                                 $1,986 million
Equity Securities                                                             42
--------------------------------------------------------------------------------


Table II
Industry Breakdown

--------------------------------------------------------------------------------
Business Services                                                          16.0%
Retail                                                                     13.5
Education                                                                  12.3
Consumer Services                                                          11.1
Financial                                                                   9.2
Resorts                                                                     8.2
Media                                                                       5.9
Hotels and Lodging                                                          5.7
Chemical                                                                    5.1
Other                                                                      13.8
--------------------------------------------------------------------------------

GROWTH STOCKS STILL GROWING FAST DESPITE THE RECESSION... MEGATREND BENEFICIARIES. 38.5% OF ASSETS

Security. One of the clearest beneficiaries since last September of the absolute necessity to know more about your customers and employees and businesses with whom you are commercially involved is ChoicePoint. Replacing individuals who check-in airline passengers at airports but who might otherwise work behind a fast food counter with data is one opportunity. Credentialing recreational airplane pilots, hazardous waste truck drivers, airport workers, etc., offers another big opportunity to this leading data provider. Checking out the backgrounds of your new employees and then doubling back to check the criminal records, financial records, licenses, passports, etc of your existing employees as well... In the current environment, ChoicePoint's opportunities seem to be far greater than we ever imagined when we first invested in this database business.

Education. In a society that is increasingly technology oriented, a degree beyond secondary school is virtually required for high paying jobs. Not even Bill Gates would any longer hire Bill Gates! Apollo offers an accredited bachelors degree to adults both on physical campuses and on-line. Enrollments on physical campuses are growing nicely. On-line they are exploding. DeVry offers an accredited college degree, practical training and greater than 90% job placement rates upon graduation at its physical campuses. It has recently begun to offer programs and degrees on-line. DeVry's target student is the recent high school graduate. The majority of its students are minorities and the first in their families to attend college. Education Management offers both an accredited degree and practical training at its physical campuses. Education Management's enrollments are growing rapidly.

Healthcare. Manor Care's homecare and hospice businesses are growing more than 20% per annum. Its assisted living facilities are profitable. And, its nursing homes are showing good revenue growth. Manor Care is the clear beneficiary of the rapidly growing older population cohort. As is hip and knee replacement supplier Zimmer Holdings. "Blues" Trigon and Anthem have the best provider networks in their markets and have significant margin expansion potential. Both are beneficiaries of the need to reduce the growth rate of healthcare costs.



                                  [BAR GRAPHS]


PERFORMANCE FOR THE QUARTER ENDED DECEMBER 31, 2001

         BARON ASSET FUND    21.5%
         S&P 500*            10.7%
         RUSSELL 2000*       21.1%


PERFORMANCE FOR THE ONE YEAR ENDED DECEMBER 31, 2001

         BARON ASSET FUND    -10.1%
         S&P 500*            -11.9%
         RUSSELL 2000*         2.5%


CUMULATIVE PERFORMANCE SINCE INCEPTION JUNE 12, 1987 THROUGH DECEMBER 31, 2001

         BARON ASSET FUND    589.7%
         S&P 500*            450.0%
         RUSSELL 2000*       279.5%

*S&P 500 AND RUSSELL ARE WITH DIVIDENDS. THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZE COMPANIES.

BARON ASSET FUND
--------------------------------------------------------------------------------


Specialty chemical business OM Group is just a well run company that is fanatic about growing and not just beating its competition, but killing its competition. Consumer services provider Weight Watchers benefits from the desire by the 60% of our population cohort that's overweight to lose weight. Not on a fad diet but by eating healthy and exercising regularly.

LEGACY GROWTH STOCKS. MID-CAP GROWTH STOCKS WE HAVE OWNED FOR MANY YEARS WHICH ARE NOW VALUE PRICED. 23.5% OF ASSETS.

This because their earnings have been more impacted by the economy than we expected...but whose earnings seem to be at cyclical lows. As these businesses' earnings rebound with an economic recovery, their share prices could double, triple and quadruple in next three to five years.

CHARLES SCHWAB, ROBERT HALF, FOUR SEASONS... SCHWAB has cut more than 6000 employees and perhaps $700 million from its annual costs during the past year. With customer assets likely to increase from $850 billion to more than $2 trillion in the next four or five years, and revenue per dollar of assets likely to improve as well, we think Schwab's earnings could quadruple their estimated $.50-.60 per share 2002 results by 2006. We think Robert Half could triple its estimated 2002 $.70 earnings per share by 2006. Emerging from recession there are few companies better positioned than this provider of temporary professional staffing support. Its client businesses that have so recently finished reducing their permanent employees will readily hire temps when business picks up and overwhelms their remaining workers. Four Seasons, of course, will benefit from increasing business and leisure travel when ChoicePoint makes it easier to fly again. It also has significant physical unit expansion potential. Sotheby's we expect to be acquired in the relatively near term... Its business is already doing better the beneficiary of a less competitive auction environment and continued strong interest in collectables. The new deal with eBay is a big plus.

SMALL AND MID-SIZED GROWTH COMPANIES: VERY LOW SHARE PRICES RELATIVE TO GROWTH RATES, ASSET VALUES, EARNINGS. 35.1% OF ASSETS.

These are the really cheap stocks in our portfolio. Overlooked because they're just a little below most investors' radar screens. Often selling for less than 5X earnings per share in four or five years.

Sun International could quadruple its currently depressed earnings to more than $4.00 per share in the next few years. This as business at its Atlantis resort on Paradise Island in the Bahamas returns to normal and the recently expanded Mohegan Sun in Connecticut just two hours from New York City matures. Further opportunity lies in expansion in the Bahamas, on-line gaming, the potential of other property management contracts including a potential compact with an Indian tribe in the Catskills.

Libbey, the leading institutional drinking glass supplier, is selling about 11X current earnings and should normally grow its net income about 10-12% per year. If it is successful acquiring Anchor Hocking or another product to add to its existing distribution, this growth rate could accelerate substantially.

Choice Hotels is the second largest franchisor of budget and mid-priced hotels. The company has recently acquired about a third of its shares and is still trying to buy more. It currently sells for about 14X earnings that are growing about 15% per year. Most of its guests are individuals and their families traveling for leisure. This company's lack of hotels in northeast urban centers, for years considered a weakness, is now considered a strength as business travel has suffered more than leisure travel.

Extended Stay is the fastest growing, publicly owned, hotel business. It currently sells for about two thirds of its business value. We think profits will accelerate as its new properties near major metro areas command higher prices than the rest of its chain but a lot less than rooms in its markets that are older and not as nice.

Polo Ralph Lauren has huge opportunities in both Europe and Asia. In the U.S. this very well managed, lifestyle brand has big growth opportunities in accessories and luxury items. We think earnings can about double from $2.00 per share within four years.

Waddell & Reed's proprietary mutual fund distribution in small and mid-sized towns to middle income Americans saving for their childrens' education and their retirements is unique among mutual fund management companies. Waddell & Reed makes money on distribution and keeps its customers about twice as long as the average fund manager sharply boosting its profitability. We think its profits can double in four years.

Radio One caters to the fast growing urban demographic and is one of the fastest growing radio businesses. Its valuation does not reflect its very strong growth prospects.

Saga Communications' radio stations serve smaller communities. Its stations are dominant in its markets and very profitable. It is the least leveraged of the publicly owned radio stations and, at the same time, one of the cheapest. When others paid high prices for stations and added leverage to do so, Saga waited. During the past two years when prices for stations fell, Saga was an active buyer.

Southern Union has announced substantial opportunities to boost its cash flow this year. It seems likely its long running litigation with Oneok and Southwest Gas will finally be resolved this year. Its current market price is only about half the per customer value of recent gas utility acquisitions.

BARON ASSET FUND
--------------------------------------------------------------------------------


XTO Energy's long lived gas properties' ownership are worth about a third more than its current share price based upon recent acquisitions. In addition, its reserves are increasing and its balance sheet, debt per mcf, is improving.

Harte-Hanks is a beneficiary of greater media spending and the share price for this niche business is now at relatively low levels compared to historic valuations.

Ethan Allen is beginning to source a portion of its furniture in China and has a joint venture with a leading retailer in that country to sell furniture there as well as here. We think its earnings will benefit for years from the vast new home construction of the past several years.

Vail Resorts cash flow multiple, about 7X, compares to 12X four years ago. And, its earnings are about 50% higher now. (See below for an explanation.) We expect a higher valuation as its plans to redevelop the town of Vail come to fruition.

Smart & Final. This unique cash and carry food wholesaler started by Mr. Jim Smart and Mr. H.D. Final more than 100 years ago continues to grow its same store sales far faster than nearly any other food wholesaler...has significant geographic expansion potential...and, significant margin expansion, yet sells for an unusually low multiple of its revenues.

The problems Dollar Tree incurred after its acquisition of Dollar Express in Pennsylvania have been fixed. Dollar Tree earns nearly 100% of the cost of its stores in their first year after opening; over time we think, it can nearly triple the number of stores it operates and increase its operating margins nearly 50%. Dollar Tree's stock price is now about 21X 2002 earnings.


RECENT DEVELOPMENTS
--------------------------------------------------------------------------------

"You really got lucky with Ruprecht, Ron..."

That was the start of a recent conversation with one of the largest art dealers in New York regarding Sotheby's and its chief executive officer, Bill Ruprecht. "I'd sure like to compare the p & l's for Sotheby's and Christies and Phillips for last fall's sales. Ruprecht is guaranteeing what he should and avoiding works that he should avoid. You can't buy market share in this business. Sotheby's should just be concentrating on making money. Market share will follow. I'm sure Sotheby's was the only one who made money last fall although the other two certainly had higher profile sales." Several people think Phillips could have lost as much as $140 million in the past year following what we believed was its flawed strategy of "buying at retail, selling at wholesale." "Ruprecht has also done a spectacular job holding his people. He's a very solid guy and will be a strong asset to whomever ends up purchasing Sotheby's." At the end of January, Sotheby's announced an alliance with eBay where Sotheby's on-line business will be migrated to eBay's web site. Sotheby's brings the dealers, expertise and brand, eBay the customers and technology. Clearly a match made in heaven that turns a high fixed cost business for Sotheby's into one with variable expense that is dependent upon revenues. Cost cutting and revenue enhancing! Great deal for Ruprecht, Sotheby's and Sotheby's shareholders... and, of course, for eBay, as well. Before Sotheby's signed its ill-fated, and since discontinued deal with Amazon, this is the deal we were hoping for.

In December, the former chairman and still controlling shareholder of Sotheby's, was convicted in a jury trial of participating in an illegal price fixing with arch rival Christie's. The 77 year old Mr. Taubman's sentencing will take place on April 2, 2002. The court's decision will likely be appealed shortly thereafter. Several parties have expressed interest regarding the purchase of Sotheby's during the past year. Sotheby's last year hired Morgan Stanley and J.
P. Morgan Chase investment banks to advise it regarding such a transaction. In late December, Sotheby's announced the executive committee of its Board would meet with Mr. Taubman and his representatives to discuss the possible sale of the company. Further, Sotheby's business is doing better. Costly competitive pressures have diminished. Sales lately have been stronger than expected. A recent sale of Americana was a total blowout, for example.

How a 12 multiple business became a 7 times business...

Although Vail Resorts has increased its earnings significantly during the past four years, its share price currently languishes for less now than it did then! We think that's because much of Vail Resorts' earnings increase has been by acquiring businesses, restaurants and retail at Vail and hotels elsewhere, not through growth of existing Vail mountain cash flows. Vail Resorts' Beaver Creek, Breckenridge and Keystone resorts have all had significant capital investments in the past few years and all are, as a result, doing better now than then. But, the town of Vail, the crown jewel of this business, has made little visible progress during the period. Substantial capital has been invested on Vail mountain in the past few years. Blue Sky Basin has significantly increased Vail ski terrain. Adventure Ridge was built to offer interesting on-mountain entertainment for younger skiers. Snowboarding parks have been added also as a draw to youth. On-mountain restaurants have been improved. And, trail grooming has been increased. But, the town doesn't look much different now than four years ago. That's about to change. The Denver Post in a front page story on February 1 outlined a $400 million facelift planned

BARON ASSET FUND
--------------------------------------------------------------------------------


for Vail's Lionshead village that will add "...a five star hotel, a conference center, trophy homesites and condos and a European-style pedestrian mall filled with Prada and Gucci-type swank..." The projects are expected to be completed for the 2005-2006 ski season. We expect sales of the condos, homesites and time share units to be "blowouts," i.e., we think purchasers will likely only be able to buy these projects through a lottery. This was the case for Vail's single family lots and condos projects in Beaver Creek's Bachelor Gultch development. We expect the Lionshead revamp as well as the facelift and condos planned for Vail's "Front Door" to lead to a much improved bed base in Vail and probably the regentrification of all of Vail. Which, over time, should allow this company to increase its per skier profits substantially. And, then allow Vail's management to pursue other resort management opportunities. "It's much better to be launching projects like this coming out of recession than going into a recession," according to Vail CEO Adam Aron. We couldn't agree more. As progress is made on these announced projects, we expect investors will again value Vail more highly.


RECENT PORTFOLIO ADDITIONS
--------------------------------------------------------------------------------

New investments in the December quarter include consumer services business Weight Watchers, the antidote to Krispy Kreme, which benefits from the theme that a shocking 60% of Americans are now overweight...regional "Blue" healthcare carrier Anthem, with opportunity for significant operating margin improvement, Anthem was a recommendation to us by another of our holdings, regional "Blue" carrier Trigon...mutual fund manager Waddell & Reed, we're especially bullish on mutual fund companies as investors perceive the need for professional money management and advice following three years when many individuals have lost a lot...artificial hip and knee replacement manufacturer Zimmer Holdings, a beneficiary of the very rapid growth of the above age 85 population cohort, new technology to make these replacement procedures less invasive and the best sales force in its industry to teach doctors...and Caremark, a pharmacy benefits manager for businesses that seeks to help them restrain the growth of their employees' medical costs. New investments we made earlier this year in "Blue" health care insurer Trigon, leading supplier of genetically engineered rodents for drug research Charles River, owner of long lived gas energy reserves XTO Energy and assisted living facilities operator Sommerford were increased.


THANK YOU FOR INVESTING IN BARON ASSET FUND
-------------------------------------------------------------------------------

We recognize that for most individuals deciding how, and even whether, to invest your hard earned savings to pay for your children's education, care for your parents or fund your retirement is usually a most difficult decision. We're certain it has become even more difficult of late due to the ongoing United States recession, the 2000-2001 bear market in stocks and the unrelenting and outspoken negative opinions of many advisors.

We hope our quarterly shareholder letters and annual investment conferences have made it easier for you to determine if stocks, in general, and Baron Asset Fund, in particular, continue to be attractive and appropriate investments for you and your family.

We want to thank you for choosing to join us as fellow shareholders in Baron Asset Fund. We will continue to work hard to justify your confidence. Again, thank you for your strong support.

Sincerely,

/s/ Ronald Baron
----------------


Ronald Baron
Chairman and
Portfolio Manager
February 5, 2002

[REGISTERED LOGO]

2    BARON GROWTH FUND


PERFORMANCE..................................................................10

PORTFOLIO STRUCTURE..........................................................11

SMALLER COMPANY GROWTH STOCKS...THAT ARE GROWING FAST! VERY FAST! ...........11

RECENT PORTFOLIO ADDITIONS ..................................................12



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com



BARON GROWTH FUND

                         QUARTERLY REPORT                     DECEMBER 31, 2001



[photo]




DEAR FELLOW BARON GROWTH FUND SHAREHOLDER:

PERFORMANCE
--------------------------------------------------------------------------------

Stock markets posted strong gains in the December 20001 quarter rebounding from the very low levels reached in late September. Baron Growth Fund performed well during this period. The Fund increased its per share value 19.5% during the three months, not quite keeping pace with the 21.1% gain posted by the small cap Russell 2000 but almost doubling the 10.7% performance of the large cap S&P 500. Although 2001 was a difficult year for many small cap growth funds, Baron Growth Fund managed to achieve a respectable 12.7% per share gain. This compares to a 2.5% increase for the Russell 2000 and an 11.9% loss for the large cap S&P 500. According to Morningstar, the average small cap growth fund lost 10.5% last year.

The Fund's investments in small-cap, fast growing businesses that are still growing despite the recession were our strongest performers last year. Krispy Kreme Donuts, the company Jerry Seinfeld teased me about during our October conference, was our strongest performer.

It was closely followed by Kronos, a business services provider that helps businesses keep track of their employees' time, attendance and benefits.

Our education stocks were also very strong performers reflecting their strong earnings gains produced by more students paying higher tuitions on more campuses. Enrollments are especially strong on-line, as University of Phoenix attendance well demonstrates. Graduating high school seniors are electing to stay in school since job markets are tight while adults are going back to school at night to enhance their job qualifications. This, of course, should provide those individuals with greater job security and more opportunity for advancement when there is again opportunity for advancement.

Our healthcare businesses also performed very well. There is just no slowing our aging and individuals over 85 are growing three times as fast as the general population. Of course, the older you get, the more likely you'll need medical care.

ChoicePoint, probably the largest data base service in the United States that offers industry, government and insurance companies information about our citizens, continues to grow significantly. It is a prime beneficiary of our country's demand for enhanced security.

Several retailers whose share prices had reflected low expectations, surprised investors with good results and their share price gains contributed strongly to our performance this year. A new retail investment, Chicos FAS, that caters to baby boomer women, increased in price sharply as its same store sales continued to gain strongly.

Choice Hotels, surprisingly, was among our best performers this year. Choice has repurchased about a third of its publicly traded shares and, in the process, has enhanced its per share growth prospects. Its share price increased sharply last year. Other hotel and resort businesses, Extended Stay and Sun International, didn't fare as well but still managed gains for the year. Their performance was especially strong in the fourth quarter when they rebounded from very low levels reached in late September as traders then feared travel in the United States was doomed. It is not.

Our media businesses, after performing poorly in 2000, managed gains in 2001 although their share prices are still far below peak prices. Radio businesses which were not doing well through most of last year are now beginning to do better.

Our largest loss last year was gas utility Southern Union as its customers struggled to pay their very high gas bills which resulted from very high natural gas prices. The price of natural gas has since fallen sharply and the company has announced

BARON GROWTH FUND
--------------------------------------------------------------------------------



significant operations restructuring intended to boost its annual cash flow $50 million per year. This stock now sells for a significant discount to per customer valuations of recent gas utility acquisitions.

PORTFOLIO STRUCTURE
--------------------------------------------------------------------------------


Table I
Metrics

--------------------------------------------------------------------------------
Est P/E Ratio Forward/Trailing                                       21.4X/32.1X
Est 5 Yr EPS Growth                                                        25.6%
Median Mkt Cap                                                    $1,401 million
Equity Securities                                                             60
--------------------------------------------------------------------------------


Table II
Industry Breakdown

--------------------------------------------------------------------------------
Retail                                                                     15.0%
Business Services                                                          12.2
Education                                                                   7.9
Hotels and Lodging                                                          6.8
Financial                                                                   6.9
Healthcare                                                                  7.3
Resorts                                                                     5.8
Media                                                                       5.4
Chemical                                                                    4.5
Other                                                                      11.4
--------------------------------------------------------------------------------


SMALLER COMPANY GROWTH STOCKS...THAT ARE GROWING FAST! VERY FAST!
--------------------------------------------------------------------------------

University of Phoenix On-Line. When we invested in Apollo's University of Phoenix On-Line in 2000, we thought its student enrollments could soar from about 15,000 then to 100,000 in four or five years. If that happened, we had the opportunity to make about five times our initial investment. It's just two years later and UoP's enrollments have already soared to 35,000 and have recently been increasing about 4,000 per month. The potential may now be as great as three times what we originally thought! In the past year UoP has added two new buildings filled with people to service this exploding student population. Another is now under construction. Instructors were hired at the rate of 100 per month last year. This year it's 160 per month. University of Phoenix On-Line's growth is boosting the share price of not just UoP but also of its parent, Apollo. UoP is about 88% owned by Apollo. Apollo, by the way, is also growing nicely with enrollments at its new physical campuses up sharply and overall enrollments ahead low teens from last year.

Krispy Kreme. When this business became publicly owned two years ago its management told analysts that it could double the 200 restaurants it then operated or franchised. We thought that estimate was unduly conservative. This since new Krispy Kreme donut shops open with great fanfare to hordes of consumers waiting in line, sometimes overnight and often driving a half hour or more, to buy donuts hot off their production lines. We thought a more realistic target of thousands of restaurants more probable. Especially since competitor Dunkin' Donuts already had more than 3500 stores in the United States. Krispy Kreme has since revised its targeted openings to 700, a level we still deem conservative. It has recently begun to test a smaller 2000 square foot cafe version that we think could allow the company to penetrate a lot smaller markets. If successful, we'd be very surprised if it were not, there could be several times the number of larger units very profitably built in those markets. Krispy Kreme stores often continue to open with weekly volumes of $300,000, or more, staggering levels for restaurants that cost about $1.5 million. Of course, even when the Krispy Kreme stores' retail sales settle at perhaps $3-3.5 million per year with store profit margins of 30% in 18 months they remain extraordinarily profitable. And, the store owner has, on average, recaptured his or her entire investment in the stores' initial 11 months! Krispy Kreme has recently begun testing a new coffee program that has the potential to add very high gross margin sales of Starbuck's-like coffee to its stores. Krispy Kreme obviously feels the coffee it is now introducing is better than Starbucks. We'd love to know what you think.

Jefferies. We first invested in Jefferies about ten years ago when I was impressed by their institutional brokerage business, their ability to do difficult trades, their highly motivated sales force and their innovative management. Unfortunately, we did not stay the course with this investment and it has appre-



                                  [BAR GRAPHS]


PERFORMANCE FOR THE QUARTER ENDED DECEMBER 31, 2001

         BARON GROWTH FUND    19.5%
         S&P 500*             10.7%
         RUSSELL 2000*        21.1%


PERFORMANCE FOR THE ONE YEAR ENDED DECEMBER 31, 2001

         BARON GROWTH FUND    12.7%
         S&P 500*            -11.9%
         RUSSELL 2000*         2.5%


CUMULATIVE PERFORMANCE SINCE INCEPTION JANUARY 3, 1995 THROUGH DECEMBER 31, 2001

         BARON GROWTH FUND    297.7%
         S&P 500*             180.9%
         RUSSELL 2000*        115.1%

*S&P 500 AND RUSSELL ARE WITH DIVIDENDS. THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZE COMPANIES.

BARON GROWTH FUND
--------------------------------------------------------------------------------


ciated significantly since we sold about eight or nine years ago. Jefferies is a prime beneficiary of the many bankruptcies resulting from the combination of excess leverage and falling cash flows during the past year that now must be restructured. Jefferies is managed by individuals trained by Drexel Burnham Lambert's Mike Milken in the 1980s. When Drexel collapsed in the late 1980s amidst scandal, many of its bankers and traders untouched by the scandal were recruited by Jefferies and Donaldson Lufkin Jenrette. DLJ was acquired last year by Credit Suisse First Boston, presumably in large part to obtain the former Drexel bankers. There have also been rumors from time to time that one or another major brokerage firm or investment bank would acquire Jefferies. Regardless, we expect the company's "high yield" trading and banking expertise to provide significant income growth to this mid-sized business in 2002 when many restructurings are in great need of their expertise. Jefferies' traders remain aggressive. At most firms, which rely upon their firm's strong reputations to bring in business, about 10-12% of their institutional trades are "crossed," the broker has both the buyer and seller creating liquidity for both sides of a transaction. At Jefferies, with its entrepreneurial and hungry brokers, traders and analysts, the crossing percentage is closer to 40%! A big help is their focus on small and mid-sized growth businesses, a less competitive marketplace since these businesses are just below the radar screen of the big banks. Jefferies' compliance, impacted by transactions between Boyd Jefferies, the firm's founder and former managing partner, and Mike Milken, seems to us quite strong, with lawyers interspersed among traders on their desks. Anyway, with revenues likely to increase to more than $1 billion annual rate this year and earnings to jump sharply as well, we think its shares are cheap.

Chico's FAS. We've never before invested in a business lovingly named after the pet parrot of the chief executive's best friend. Which is the origin of the name Chico's FAS, Chico's after the parrot, FAS for folk art specialties, which, of course, is no longer an important part of this business now focused on apparel sales to 35-55 year old, affluent, baby boomer women. But, to explain our interest in this neat little company is not too hard. Very simply, we've always been a sucker for a retail business not reliant upon a fad with tremendous same store sales increases that catch our attention and, more importantly, terrific store economics. Like our Krispy Kreme and Dollar Tree investments, Chico's new stores earn back their cost in less than a year, on average in 10.5 months to be more precise. What does Chico's sell and why have they been so successful? They sell women comfortable (elastic wastebands, loose fitting, figure flattering) apparel for travel, leisure and business in wide assortments, not deep, that change frequently. Its customers are fashion conscious, but not fashion forward. Chico's apparel has just four sizes 0, 1, 2, 3 to be less intimidating to its customers. Apparently, Chico's doesn't have a lot of competition in this niche. At least, that's how the chairman of Smart & Final, a Chico's board member who first recommended this investment to us, and the executives at Polo explained it to me. Anyway, with plans to double the size of its 300 store chain, modestly enlarge store footprints, begin national t.v. ads, add more high frequency "Passport Club" members who already account for about 60% of their sales, there are already 400,000 members and they're growing fast, they receive a 5% discount for life once their store purchases exceed $500, this company's earnings could increase strongly for quite a while. Chico's stores have just had five consecutive years of double digit same store sales increases and, during last September, a month most retailers found very difficult, Chico's still managed a 1% comp sales gain. Their business is well run, its sales employees are better trained than most with 98 hours of training, 7 times the industry average, and there's 40% less turnover than the industry average. Chico's gross margins and sales per foot are also among the best in its industry. So, for 25-30% growth, Chico's now sells for about 25X this year's earnings. My two associates, Andrew Peck and Matt Weiss, just returned from a visit to Chico's in Florida and were very impressed by a brief fashion show of the company's clothes modeled by 20 something women, not baby boomers. I can't wait to hear what they have to say after they see a Polo runway show!

RECENT PORTFOLIO ADDITIONS
--------------------------------------------------------------------------------

During the fourth quarter, Baron Growth Fund made new investments in several companies. Baby boomer womens apparel retailer Chicos FAS, institutional broker Jefferies, rural hospital Province Healthcare, mutual fund manager with proprietary distribution Waddell & Reed, outpatient surgery center with urban hospitals and their docs as partners United Surgical and, the antidote to Krispy Kreme, Weight Watchers.

THANK YOU FOR INVESTING IN BARON GROWTH FUND
-------------------------------------------------------------------------------

We understand that for most individuals, determining how to invest, even whether to invest, to pay for your children's education, care for your parents or fund your retirement, is a most difficult decision. It cannot now be any easier following a two year bear market, a long recession and the public bearish comments of well known and visible market commentators.

We hope our annual shareholder meetings and quarterly shareholder letters have made it easier for you to decide whether stocks, in general, and Baron Growth Fund, in particular, continue to be attractive and appropriate investments for you and your family.

We want to thank you for choosing to join us as fellow shareholders. We will continue to work hard to justify your confidence. Again, thank you for your strong support.

Sincerely,

/s/ Ronald Baron
----------------

Ronald Baron
Chairman and
Portfolio Manager
February 5, 2002

[REGISTERED LOGO]

3    BARON SMALL CAP FUND



PERFORMANCE..................................................................13

PORTFOLIO COMPOSITION........................................................14

NEW IDEAS....................................................................14

CONCLUSION...................................................................15



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com




BARON SMALL CAP FUND

                          QUARTERLY REPORT                    DECEMBER 31, 2001


[Photo]


Cliff Greenberg, Portfolio Manager

DEAR BARON SMALL CAP FUND SHAREHOLDER:

PERFORMANCE
--------------------------------------------------------------------------------

Baron Small Cap (BSC) gained about 20% in the December quarter and was up about 5% for the calendar 2001. These are satisfactory returns in a difficult period and compare favorably to the Russell 2000 (up 21% in December and 2% for the year) and the S&P 500 (up 11% in December and down 12% for the year) Since inception, BSC is up 56%, which greatly outpaces the most relevant benchmark, the Russell 2000, which is up 14%.

As we described in our last quarterly report, the portfolio was relatively conservatively invested in the fall of 2001 pre and post September 11. Going into the event, we were concerned with the soft economy yet were more actively putting our cash to work as we uncovered attractive valuations and were seeing signs of the economy firming. Post 9/11, our first reaction was to be cautious, that the economy could be destabilized by any further events. As the environment settled, we started to reinvest our cash. Our conservancy cost us some in the quarter, yet was prudent.

Most all our stocks performed well in the quarter, especially our growth stock holdings. We had big gains from Career Education, Radio One, Westwood One, California Pizza Kitchen, Dollar Tree and ChoicePoint. All these stocks sold off in September, but rebounded as each proved its businesses to be very resilient and able to grow even in economic softness.

One notable successful investment was Restoration Hardware, (RSTO), which tripled in the December quarter. We invested in RSTO in early 2001 when the company recruited a new CEO and was re-capitalized. We have had a long association with the new CEO, Gary Friedman, since he ran the Pottery Barn division and then all of Williams Sonoma, a long time BSC holding. We bought into his vision that he could revitalize Restoration Hardware and participated in the two rounds of private financing to provide sufficient capital to hire new staff, re-design the goods, re-format the stores and re-launch a catalog. At the beginning of the quarter, the stock was under pressure from short sellers who were skeptical of the turnaround and the company's ability to weather the tough retail environment. By the end of the quarter, the company had made its plans better known and previewed some of its new goods and new merchandising and the market got excited about the prospect of significant growth sales and earnings.

Our healthcare stocks did not perform as well in the fourth quarter; they were basically flat. The market became more focused on growth and favored speculative groups in the quarter. We invest in healthcare companies not as a safe haven but because we believe we have found unique, well-managed companies that grew well in the difficult economy of 2001 and will continue the strong growth in 2002 and beyond. As these stocks got cheap and money rotated out, we increased our healthcare holdings, most notably in United Surgical Partners and Province Healthcare.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

At the end of December, the Fund had about $700 million in assets. There are 55 holdings. The top 10 positions totaled 36.5% of the portfolio which is down from about 45% at year end 2000. This is in keeping with our stated goal to be a little more diversified in the portfolio which we felt would reduce volatility. Our largest holdings by industry groups, as we classify them, are: 16% business services, 14% health care services, 11% retail/restaurants, 11% education and 10% media.

We have strategically worked towards reducing our holdings in growth stocks while increasing the special situation and fallen angel positions during the year. Though it is hard for us to definitely characterize our holdings, the special situations and fallen angels comprise close to half the portfolio at year-end.

We were more active in the December quarter than normal. Significant new investments were made in Ameristar Casinos, Genesco, Information Holdings, Moore Corp. Ltd., Viasys, Penton Media high yield bonds, Ticketmaster and Weight Watchers International. We sold our holdings in Commonwealth Telephone, Extended Stay America, Station Casinos, Omnicare, Reckson Associates, Ross Stores and Acclaim Entertainment. Our turnover is still about 50% per year and though we have been more active in trading, we remain appropriately focused on taxes. By the end of the quarter, our cash position was 10%, which is on the high side of our 5-10% target range.


NEW IDEAS
--------------------------------------------------------------------------------

I thought I would briefly describe some of our new investments - a growth stock, a special situation and a fallen angel.

We think Weight Watchers, though a 40 year old franchise, is an exciting growth company. Weight Watchers is the market leader, providing education based weight-loss services through weekly group meetings. The business model is very compelling. Most of its business is operated through owned centers, which have very high margins, variable cost structures and require little capital. Additionally, the company franchises territories it doesn't own and licenses a brand of frozen foods sold worldwide. Weight Watchers was acquired by Heinz in 1978 and they introduced pre-packaged meals that classroom leaders were required to sell at the meetings. Focusing on products and not the program, turned off members, causing attendance in North America to decline for a decade, 40% from peak to trough. The company was sold to a private investment group in 1997 and the pre-packaged meals program was discontinued. And, importantly, a new diet was intro- duced, which is less draconian, simple to understand and follow and it works. Attendance in the States has grown over 20% per year for the last three years and shows no signs of abating.

We believe these trends will continue and drive earnings growth. Additionally, the company's efforts to introduce complimentary proprietary products (like snack bars and shakes) will continue to grow, for the company to make successful inroads in new foreign countries and to use its considerable free cash flow to purchase existing franchises and/or pay down the acquisition debt. All told, we believe Weight Watchers could grow earnings in excess of 30% for the foreseeable future and its stock multiple could trade up towards its growth rate, which would mean we could double our money from our initial investment within 18 months.

Viasys Healthcare is a special situation we recently purchased and are excited


                                  [BAR GRAPHS]


PERFORMANCE FOR THE QUARTER ENDED DECEMBER 31, 2001

         BARON SMALL CAP FUND    19.9%
         S&P 500*                10.7%
         RUSSELL 2000*           21.1%


PERFORMANCE FOR THE ONE YEAR ENDED DECEMBER 31, 2001

         BARON SMALL CAP FUND     5.2%
         S&P 500*               -11.9%
         RUSSELL 2000*            2.5%


CUMULATIVE PERFORMANCE SINCE INCEPTION OCTOBER 1, 1997 THROUGH DECEMBER 31, 2001

         BARON SMALL CAP FUND     56.1%
         S&P 500*                 28.1%
         RUSSELL 2000*            13.5%

*S&P 500 AND RUSSELL ARE WITH DIVIDENDS. THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZE COMPANIES.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------


about. Viasys is an amalgam of 15 separate medical products companies that were recently combined and spun off from Thermo Electron. Thermo itself was a holding company, having pur- chased 340 different small businesses that functioned independently after being bought. New senior management led by new CEO Randy Thurman, was recruited nine months ago to, in essence, create a new company. Randy has had tremendous success sorting out and growing three previous healthcare ventures and has made big returns for his constituent shareholders. The initial focus is on integrating sales and service channels and creating cost synergies, which should increase baseline profitability. Importantly, cost savings have been redirected to triple research and development budgets. The company is now starting to flow out new products, especially focused in its respiratory subsidiary which sells ventilators to hospitals and neurocare which sells neurodiagnostic system use in the diagnosis of neurological, learning and sleep disorders.

In addition to the introduction of new products, management is focused on migrating the company from selling mostly capital goods to also offering disposables and therapeutics. From a standing start, we suspect management can get revenues to grow double digits and profits to grow 20%, that internal growth will be supplemented by complimentary acquisitions, and that the trading multiple of the stock will expand. We purchased the stock below $20 and feel it could trade to $40 in a year.

Information Holdings (IHI) is a fallen angel we have recently purchased and favor. IHI is a rapidly growing information services company, selling its databases and providing services to end users in the intellectual property and scientific and technology markets. Its primary business is its Intellectual Property Group which provides the most comprehensive patent infor- mation in the world with over 33 million patent documents available and searchable in digital format. They also provide patent management and software services to patent owners, and have a burgeoning business selling software and regulatory information to regulatory affairs departments of pharmaceutical companies.

IHI began in 1997, when CEO Mason Sloane was lifted out of a multinational information services provider and funded by venture capitalists to create a new company. It has grown rapidly (through acquisitions and internal growth) to a company doing about $50 million cash flow, and has assembled very unique, highly recurring revenue and fast-growing franchises.

In early 2000, IHI created a portal for the intellectual property community which was to serve as a business-to-business exchange for IP professionals. IHI set this up as an adjunct to its base business and the stock market got carried with it. The stock, which was trading around $20, quickly ran up to $45 on the concept. Two years have passed, the portal never really became much and the stock has retraced to $20 per share. Yet the underlying business is doing terrific, is very exciting and terribly under-valued. We believe that the IP business will do close to $30 million cash flow in 2002 and grow internally at 30%. We believe these are special, high barrier businesses that would command a 20x cash flow multiple if sold. IHI's two other segments could do over $20 million in cash flow in 2002 and are growing nicely also. Plus the company is presently over-capitalized, with $50 million in cash and no debt, generates substantial free cash flow and has been a terrific buyer of niche database companies in the past. The company is trading at an enterprise value of $500 million today and we feel it should be worth twice that in a year.


CONCLUSION
--------------------------------------------------------------------------------

We hope these letters give you an update on how we have performed and some insight into what we are doing.

As we enter 2002, we believe the economy has bottomed and a recovery is underway. But we profess no strong opinion on the path or the strength of the recovery. With the market having performed well in the late stages of 2001 we do not find the overall market to be cheap. Yet we believe each of our holdings is attractively priced and has considerable stock price upside, based on our present expectations of earnings for 2002 and 2003 and applying a reasonable multiple, especially if one takes a long-term view, which is our focus. We continue to believe we are in a "rent-a-stock" market and expect continued volatility as focus continues to shift from long term opportunity to near term values and back again. We plan to continue our practice of investing in a trader's market, which requires diligence and patience on our behalf and reliance on our three-legged approach to uncovering value.

Thank you for your continued support.


Very truly yours,



/s/ Cliff Greenberg
-------------------




Cliff Greenberg
Portfolio Manager
February 5, 2002

[REGISTERED LOGO]

4    BARON iOPPORTUNITY FUND



PERFORMANCE..................................................................16

MATURATION OF THE INTERNET ..................................................17

ACHIEVING PROFITABILITY......................................................17

PROFITABLY TAKING MARKET SHARE ..............................................18

CONTINUING TO INVEST IN NEW, EXCITING BUSINESSES FOR TOMORROW ...............18

CONCLUSION...................................................................19


767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com



BARON iOPPORTUNITY FUND

                         QUARTERLY REPORT                     DECEMBER 31, 2001

[PHOTO]


Mitch Rubin, Portfolio Manager


PERFORMANCE
--------------------------------------------------------------------------------

Baron iOpportunity Fund rebounded strongly during the fourth quarter as the economy and equity markets began to stabilize following the attacks of September 11th. During the fourth quarter, the Fund increased 43.28% as compared to a 30.13% rise for the NASDAQ Composite, a 58.94% rise for the Morgan Stanley Internet Index and a 10.73% gain for the more diversified S&P 500. Overall, the Fund ended the year down 3.6%. While our 2001 full-year performance compared favorably with each of the above-cited indexes (NASDAQ down 21.05%, MOX down 51.86% and S&P down 11.91%), we do not consider it a good year if we lose money.

There are not a lot of good things to say about 2001 as either a New Yorker or an investor (although it is the year in which my daughter was born). Global economic weakness, terrorism and war are not good backdrops for corporate profits or stock market gains. And, while profits and stocks were both under pressure for the first 8 months of the year as a result of a faltering economy, the tragedy of 9/11 only added to corporate and market turbulence (to say nothing of the human toll). Many people have observed that the best thing to be said about 2001 is that they're glad its over. We agree.

That being said, difficult markets and soft economies are not always bad for companies (and thus stocks) in the long run. Strong companies (especially those in emerging industries) are often able to take advantage of short-term economic uncertainty to take market share and consolidate and enhance their competitive advantages and, thus, enjoy outsized gains when the economy again expands (which it always does). This requires forward-thinking management, strong balance sheets, great customer service and a continued commitment to research, development and product innovation. Companies that are willing and able to "play offense" while the economy is struggling often score early and often when it recovers. These are the traits we have looked for in our research during this difficult year.

It is with these thoughts in mind that we find several silver linings to focus on as we enter 2002 (each is discussed in more detail below). First and foremost, we are more convinced than ever that continued adoption of the internet and information technology will be a key driver of future economic growth. In addition, while there is certainly a long list of companies that faltered during 2001 (particularly those within the iOpportunity Fund's universe), there is also a substantial number of great corporate accomplishments in the last 12 months that, we believe, bodes well for the future. Moreover, the fact that the market rewarded many of these accomplishments with higher stock prices during the past year increases our confidence that focusing on long-term fundamentals remains the best way to invest for the future. Finally, we believe that we are fast approaching the inflection point in the economy where the economic environ- ment shifts from a headwind to a tailwind. New technology
adoption  has  always   accelerated   faster  during  economic   expansion  than
contraction.

As a result, while we are disappointed that we did not generate positive investment returns last year, we remain extremely

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------


optimistic about the prospects for the companies in which we are invested, and thus their stocks, as we enter 2002.


MATURATION OF THE INTERNET
--------------------------------------------------------------------------------

A primary driver of our optimism is the fact that the difficulties of the economy have not slowed the adoption of the internet in our society by businesses or consumers (just as economic cycles didn't slow the adoption of electricity, the telephone, automobiles, cable TV, etc). According to Media Metrix, a record 106 million people in the U.S. used the internet in the month of December, implying that 38% of the U.S. population went online during the month. This is a 31% increase from a year ago and the 7th consecutive month that U.S. internet user growth has accelerated. During the fourth quarter, U.S. internet users averaged over 133 billion minutes online each month (about a 50% increase from the same period last year), and, each day, performed over 150 million searches on 30 million web sites, sent over 150 million instant messages across AOL's network, and downloaded over 1.2 billion web pages on Yahoo. In addition, according to a recent Goldman Sachs survey, shoppers spent over $16 billion online this holiday season, a 30% increase over last year.

On the corporate side, over the last several years, businesses of all shapes and sizes have adopted internet solutions as a tool for lowering costs and increasing revenues. According to a recent study by The Momentum Research Group (sponsored by Cisco), 61% of US companies have implemented internet business solutions. The adoption rate is even higher - over 80% - for enterprises with 5,000 or more employees. Over the three-year period from 1998 through 2000, the study found, US organizations currently deploying internet business solutions have realized accumulated cost savings of $155 billion and have increased their revenues by approxi- mately $444 billion. Looking forward, these businesses expect to realize half a trillion dollars in cumulative cost savings from internet business solutions by 2010. And the expected cumulative revenue gains are even larger - over $1.5 trillion. According to the study, the adoption of internet business solutions alone will account for 40% of the projected increase in US productivity from 2001-2011 - a larger impact than any other sector of the US economy.

These underlying trends are the foundation for the iOpportunity Fund. Our goal is to find those companies (new or old) that are able to take advantage of these shifts in behavior and create or evolve their business models to drive increased profitability and expanded equity values.


ACHIEVING PROFITABILITY
--------------------------------------------------------------------------------

Speaking of profitability, in the wake of all the high profile bankruptcies in the "Dot Com" world in the past year or so, it is easy to lose sight of those companies that have achieved and/or surpassed their original projections for profit- ability in the past several months. These include several key iOpportunity investments such as:

Overture

In the midst of the worst advertising market in the past 20 years, Overture (formally GoTo) turned profitable two



                                  [BAR GRAPHS]


PERFORMANCE FOR THE QUARTER ENDED DECEMBER 31, 2001

         BARON iOPPORTUNITY FUND            43.3%
         NASDAQ COMPOSITE                   30.1%
         MORGAN STANLEY INTERNET STOCK      58.9%


PERFORMANCE FOR THE ONE YEAR ENDED DECEMBER 31, 2001

         BARON iOPPORTUNITY FUND             -3.6%
         NASDAQ COMPOSITE                   -21.1%
         MORGAN STANLEY INTERNET STOCK      -51.9%


CUMULATIVE PERFORMANCE SINCE INCEPTION FEBRUARY 29, 2000
THROUGH DECEMBER 31, 2001

         BARON iOPPORTUNITY FUND            -41.2%
         NASDAQ COMPOSITE                   -58.5%
         MORGAN STANLEY INTERNET STOCK      -87.8%

*THE NASDAQ COMPOSITE AND THE MORGAN STANLEY INTERNET INDEX ARE UNMANAGED INDEXES. THE NASDAQ COMPOSITE TRACKS THE PERFORMANCE OF MARKET-VALUE WEIGHTED COMMON STOCKS LISTED ON NASDAQ; THE MORGAN STANLEY INTERNET INDEX OF ACTIVELY TRADED, HIGH MARKET CAP INTERNET STOCKS DRAWN FROM NINE INTERNET SUBSECTORS.

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------



quarters ahead of schedule, exceeded analysts revenue and profit estimates each quarter during the year, and added Yahoo and Microsoft as alliance partners.

Freemarkets

While other B2B companies faltered badly during 2001 and saw their stock prices implode, Freemarkets consistently met or exceeded their targets and reached profitability this past quarter almost a year earlier than projected.

Expedia, Travelocity and Priceline

Internet travel was one of the truly bright spots of 2001 despite the impact of 9/11. Each of these companies achieved profitability ahead of schedule during the year and remained profitable in the aftermath of the tragedies despite the well-publicized subsequent slump in travel. (Our largest holding, Hotel Reservations Network, was already profitable and remained so throughout the year.)

Amazon

Despite widespread predictions of Amazon's demise, the company posted its first quarter of profits - both pro forma and (unexpectedly) GAAP - in the seasonally strong fourth quarter on better than expected sales. Moreover, the company projects operating profitability and potentially positive free cash flow (after capital expenditures and interest expense) for the full year 2002.

CoStar Group

CoStar emerged as the only scale survivor of the multitude of companies formed to address the information fragmentation within the real estate industry. We expect CoStar to post its first profitable quarter when the company reports fourth quarter results in the next few weeks.


PROFITABLY TAKING MARKET SHARE
--------------------------------------------------------------------------------

It is also easy to overlook some of the important changes in market share that occurred during 2001. In the long run, market share is one of the most important determinants of profitability within an industry. This has proved particularly true in technology industries where the number one and two companies in an industry usually capture most of the profits, while most of the rest don't survive (witness Microsoft, Intel and Cisco v. their competitors in software, semi- conductors and networking equipment over the past 10 years). However, it is also important to note that market share gained unprofitably is usually not sustainable. Many of our companies were very successful in 2001 profitably gaining market share within their industries, including:

Accenture

Most consulting firms saw their businesses contract, in some cases dramatically, during 2001 as corporate purchasers reigned in spending on new projects and limited the number of firms retained to a core list of partners. Accenture's global presence, diversified industry practice and constant focus on its clients' overall business performance and transformation (rather than simply IT spending initiatives) helped it enjoy steady growth from those same clients that their competitors were losing business from. As a result, Accenture enjoyed solid revenue growth throughout 2001 and gained sub- stantial share of wallet within their customer base while total consulting spending shrank during the year.

Dell

In each of its important business lines (desktop PCs, laptops, servers), and in nearly every geography, Dell gained significant market share throughout the past year while also posting a profit in each quarter and generating billions of dollars of free cash flow.

Flextronics

Flextronics was the only company in the electronic manufacturing industry to post positive revenue growth during 2001 as the company continued to win the lion's share of key outsourcing projects. As of the end of 2001, FLEX had become the leading EMS company in the industry in terms of revenues, inventory turns, profit margins and return on capital.

eBay

While already the leading on-line marketplace in the US, eBay became the number one auction site in the UK, France, Germany, Canada and a host of other countries during 2001 through a combination of internal growth and acquisition while continuing to post extraordinary profit growth ahead of expectations each quarter.


CONTINUING TO INVEST IN NEW, EXCITING BUSINESSES FOR TOMORROW
--------------------------------------------------------------------------------

One of the trademarks of a great company is a persistent focus on long-term goals, even in the face of short-term profit pressures. It is easy to stop funding new initiatives when business is difficult. However, those companies that continue to invest in their business during tough times usually emerge as the winners during boom times. Many of our companies showed great fortitude during a tough year in continuing to fund long-term initiatives, including:

Ticketmaster

Despite  the  implosion  of  on-line   advertising  and  many  consumer  service
businesses during late 2000 and 2001, Ticketmaster continued to invest in its Match.com subsidiary (a personals

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------


business for the internet). As a result, Match emerged as the leading personals' business on the net with over 300,000 paying subscribers. A Wall Street analyst recently opined that the Match business was already worth over $500 million based on its market leadership and increasing profitability. We think the potential for continued robust growth remains strong and that the valuation could be substantially higher over the next few years

Cable Companies

With stock prices under pressure and key partners like Excite@Home going bankrupt, it would not have been surprising to see leading US cable companies such as Comcast, Insight and Mediacom dial back their investments and marketing of new services, just as the telephone companies were decreasing their commitments to DSL. Instead, all three companies accelerated their push into next generation services such as digital TV, high speed data, video on demand and cable-based telephony. As a result, the cable industry has emerged as the far-and-away market share leader in broadband residential services in the US. And, because of the increased revenues and profits generated from these new services, we expect operating cash flow growth for each of these companies to accelerate during 2002.

TMP Worldwide

A softening economy with rising unemployment did not shake TMP's convicition in the future of employment/employee searches on the internet. During 2001, even as its revenue growth slowed and its stock price stagnated, TMP added a host of new but not yet profitable services to its Monster.com subsidiary, including MonsterMoving, Monster Learning and Monster HQ. All are directed at extending Monster.com's dominance of the on-line recruitment industry by adding services and functionality to the site. We expect the fruits of these investments to be harvested in the next economic cycle as employment again becomes tight and companies continue to turn to the internet as a primary source of candidates for its job openings.


CONCLUSION
--------------------------------------------------------------------------------

While disappointed in the Fund's absolute performance last year, we were, for the most part, encouraged by the business performance of most of our companies. We remain extremely excited about the growth prospects and profit potential for our companies, especially as we exit this most recent recession and enter what we hope and expect will be another period of economic growth. Most of the companies in which we are invested are selling at multiples of earnings and cash flow that are well below what we believe to be their medium and long-term growth rates. This, historically, has always been a great signal for investment opportunity.

We continue to believe that strong potential investment returns will be earned in those companies best able to harness the promise of the internet and information technology, and we are working tirelessly to uncover them. We hope to continue to justify your trust and interest in the Fund, and look forward to updating you on our progress in future letters.

Sincerely,


/s/ Mitch Rubin
---------------

Mitch Rubin
Portfolio Manager
February 5, 2002

BARON FUNDS
--------------------------------------------------------------------------------



TABLE I (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO MARKET CAPITALIZATION
--------------------------------------------------------------------------------

The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds invest in companies with market capitalizations greater than $5 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.


BARON ASSET FUND
-------------------------------------------------------------------------------

                                                              Equity        % of
                                                            Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              Large Capitalization
--------------------------------------------------------------------------------
Charles Schwab Corp. .................................       $21,142        8.1%
Zimmer Holdings, Inc. ................................         5,919        0.2
Healthsouth Corp. ....................................         5,799        0.3
Apollo Group, Inc., Cl A .............................         5,181        5.7
Anthem, Inc. .........................................         5,103        0.3
                                                                          ------
                                                                           14.6%

                              Medium Capitalization
--------------------------------------------------------------------------------
Metro-Goldwyn-Mayer, Inc. .....................................    $4,897    0.2%
Robert Half Intl., Inc. .......................................     4,683    7.4
Caremark Rx, Inc. .............................................     3,789    0.1
Weight Watchers Intl., Inc. ...................................     3,565    0.5
Dollar Tree Stores, Inc. ......................................     3,470    3.6
ChoicePoint, Inc. .............................................     3,187    8.4
Hispanic Broadcasting Corp. ...................................     2,776    1.0
Polo Ralph Lauren Corp., Cl A .................................     2,613    6.6
Waddell & Reed Financial, Inc. ................................     2,570    0.3
Cox Radio, Inc., Cl A .........................................     2,544    0.8
Trigon Healthcare, Inc., Cl A .................................     2,485    0.8
Manor Care, Inc. ..............................................     2,427    2.5
DeVry, Inc. ...................................................     1,986    4.3
Harte-Hanks, Inc. .............................................     1,790    0.1
Radio One, Inc. ...............................................     1,740    0.5
Four Seasons Hotels, Inc. .....................................     1,618    0.7
Ethan Allen Interiors, Inc. ...................................     1,608    2.5
OM Group, Inc. ................................................     1,598    5.1
Extended Stay America, Inc. ...................................     1,526    0.4
                                                                            ----
                                                                            45.8%

                              Small Capitalization
--------------------------------------------------------------------------------
Charles River Laboratories Intl., Inc. ........................    $1,477    0.3%
XTO Energy, Inc. ..............................................     1,431    0.5
XM Satellite Radio Hldgs., Inc. 8.25% Series C Conv. Pfd ......     1,153    0.9
Education Mgmt. Corp. .........................................     1,100    2.3
Sotheby's Hldgs., Inc., Cl A ..................................     1,018   10.6
Southern Union Co. ............................................       983    1.8
Choice Hotels Intl., Inc. .....................................       942    4.6
Seacor Smit, Inc. .............................................       932    2.4
Industrie Natuzzi SPA ADR .....................................       841    0.6
Sun Intl. Hotels, Ltd. ........................................       828    2.0
Vail Resorts, Inc. ............................................       623    5.5
Libbey, Inc. ..................................................       500    2.9
Saga Comm., Inc., Cl A ........................................       342    2.5
Smart and Final, Inc. .........................................       307    0.9
Alexander's, Inc. .............................................       285    0.6
DVI, Inc. .....................................................       247    0.8
                                                                            ----
                                                                            39.2%


BARON GROWTH FUND
-------------------------------------------------------------------------------

                                                              Equity        % of
                                                            Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              Large Capitalization
--------------------------------------------------------------------------------
Apollo Group, Inc., Cl A .............................       $5,181         1.8%

                              Medium Capitalization
--------------------------------------------------------------------------------
Robert Half Intl., Inc. .................................    $4,683         1.5%
Weight Watchers Intl., Inc. .............................     3,565         0.7
Dollar Tree Stores, Inc. ................................     3,470         2.0
ChoicePoint, Inc. .......................................     3,187         5.1
Millipore Corp. .........................................     2,898         1.2
BlackRock, Inc., Cl A ...................................     2,685         2.0
Polo Ralph Lauren Corp., Cl A ...........................     2,613         1.3
Waddell & Reed Financial, Inc. ..........................     2,570         0.7
Community Health Systems, Inc. ..........................     2,536         0.1
Manor Care, Inc. ........................................     2,427         0.9
Krispy Kreme Doughnuts, Inc. ............................     2,370         2.8
Mediacom Comm. Corp., Cl A ..............................     2,189         0.5
DeVry, Inc. .............................................     1,986         1.0
Catalina Marketing Corp. ................................     1,913         1.4
Harte-Hanks, Inc. .......................................     1,790         1.4
Radio One, Inc. .........................................     1,740         2.3
Four Seasons Hotels, Inc. ...............................     1,618         0.8
Ethan Allen Interiors, Inc. .............................     1,608         3.6
OM Group, Inc. ..........................................     1,598         3.3
Extended Stay America, Inc. .............................     1,526         3.6
                                                                           ----
                                                                           36.2%
                              Small Capitalization
--------------------------------------------------------------------------------
Charles River Laboratories Intl., Inc. ..................    $1,477         1.4%
SmartForce PLC ADR ......................................     1,401         1.8
Entravision Comm. Corp., Cl A ...........................     1,384         0.2
Gabelli Asset Mgmt., Inc., Cl A .........................     1,291         1.8
Getty Images, Inc. ......................................     1,186         0.8
Jefferies Group, Inc. ...................................     1,140         1.4
Education Mgmt. Corp. ...................................     1,100         1.4
Chico's FAS, Inc. .......................................     1,074         2.5
Intrawest Corp. .........................................     1,053         0.9
Edison Schools, Inc., Cl A ..............................     1,052         0.5
Sotheby's Hldgs., Inc., Cl A ............................     1,018         0.8
Southern Union Co. ......................................       983         3.5
Province Healthcare Co. .................................       977         1.1
Kronos, Inc. ............................................       949         2.4
Choice Hotels Intl., Inc. ...............................       942         2.5
Seacor Smit, Inc. .......................................       932         1.9
Industrie Natuzzi SPA ADR ...............................       841         0.8
Sun Intl. Hotels, Ltd. ..................................       828         2.8
Cell Genesys, Inc. ......................................       805         0.8
Ralcorp Hldgs., Inc. ....................................       679         0.3
Spanish Broadcasting System, Inc., Cl A .................       639         0.5
Vail Resorts, Inc. ......................................       623         2.0
AmSurg Corp. ............................................       546         0.9

BARON FUNDS
--------------------------------------------------------------------------------


BARON GROWTH FUND
-------------------------------------------------------------------------------

                                                              Equity        % of
                                                            Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                        Small Capitalization (Continued)
--------------------------------------------------------------------------------
United Surgical Partners Intl., Inc. .................        $514          1.6%
Libbey, Inc. .........................................         500          1.2
California Pizza Kitchen, Inc. .......................         456          1.5
Boyd Gaming Corp. ....................................         405          0.1
Chiles Offshore, Inc. ................................         403          1.0
Saga Comm., Inc., Cl A ...............................         342          1.8
Heidrick & Struggles Intl., Inc. .....................         327          0.3
University of Phoenix Online .........................         314          1.4
Smart and Final, Inc. ................................         307          1.2
Alexander's, Inc. ....................................         285          0.5
DVI, Inc. ............................................         247          0.9
Rigel Pharmaceuticals, Inc. ..........................         175          0.5
Medallion Financial Corp. ............................         144          0.1
drugstore.com, Inc. ..................................         130          0.1
                                                                          ------
                                                                           45.2%

BARON SMALL CAP FUND
-------------------------------------------------------------------------------

                                                              Equity        % of
                                                            Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              Large Capitalization
--------------------------------------------------------------------------------
Apollo Group, Inc., Cl A .............................       $5,181         2.1%

                              Medium Capitalization
--------------------------------------------------------------------------------
Weight Watchers Intl., Inc. ..........................       $3,565         1.4%
Dollar Tree Stores, Inc. .............................        3,470         2.2
Westwood One, Inc. ...................................        3,250         2.4
ChoicePoint, Inc. ....................................        3,187         4.7
Millipore Corp. ......................................        2,898         1.1
Community Health Systems, Inc. .......................        2,536         2.5
Iron Mountain, Inc. ..................................        2,446         3.7
Krispy Kreme Doughnuts, Inc. .........................        2,370         0.9
Ticketmaster .........................................        2,321         1.2
Entercom Comm. Corp. .................................        2,266         0.4
Viad Corp. ...........................................        2,109         2.0
Catalina Marketing Corp. .............................        1,913         1.7
Radio One, Inc. ......................................        1,696         3.8
Cheesecake Factory, Inc. .............................        1,679         0.3
Four Seasons Hotels, Inc. ............................        1,618         1.2
Career Education Corp. ...............................        1,514         8.0
                                                                          ------
                                                                           37.5%
                              Small Capitalization
--------------------------------------------------------------------------------
Charles River Laboratories Intl., Inc. ...............       $1,477         1.6%
Gabelli Asset Mgmt., Inc., Cl A ......................        1,291         1.8
Corporate Executive Board Co. ........................        1,278         1.0
Interactive Data Corp. ...............................        1,268         1.3
Six Flags, Inc. ......................................        1,232         1.8
Getty Images 5.00% Conv. Sub. NT due 03/15/2007 ......        1,186         1.0
AMN Healthcare Services, Inc. ........................        1,118         1.4
LNR Property Corp. ...................................        1,059         1.4
Province Healthcare Co. ..............................          977         2.4
Cross Country, Inc. ..................................          853         0.2
Moore Corp., Ltd. ....................................          840         1.6
Sun Intl. Hotels, Ltd. ...............................          828         1.1
Ventas, Inc. .........................................          792         2.0
SBA Comm. Corp., Cl A ................................          624         1.1
Information Holdings, Inc. ...........................          616         1.1
AmSurg Corp. .........................................          546         1.4
Resources Connection, Inc. ...........................          542         1.4



BARON SMALL CAP FUND
-------------------------------------------------------------------------------

                                                              Equity        % of
                                                            Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                        Small Capitalization (Continued)
--------------------------------------------------------------------------------
Neoforma, Inc. .......................................        $533          0.7%
Viasys Healthcare, Inc. ..............................         525          1.4
Ameristar Casinos, Inc. ..............................         524          1.1
United Surgical Partners Intl., Inc. .................         514          3.9
California Pizza Kitchen, Inc. .......................         456          3.1
Genesco, Inc. ........................................         456          1.0
FTI Consulting, Inc. .................................         423          1.3
MTR Gaming Group, Inc. ...............................         413          1.4
Kenneth Cole Productions, Inc., Cl A .................         354          1.3
Casella Waste Systems, Inc., Cl A ....................         347          1.1
Kroll, Inc. ..........................................         340          0.1
Heidrick & Struggles Intl., Inc. .....................         327          0.7
University of Phoenix Online .........................         314          0.5
AMC Entertainment, Inc. ..............................         282          2.2
Liberty Livewire Corp. ...............................         271          0.3
OMI Corp. ............................................         268          0.4
DVI, Inc. ............................................         247          0.7
Championship Auto Racing Teams, Inc. .................         237          0.5
Penton Media, Inc. ...................................         200          0.7
Stelmar Shipping, Ltd. ...............................         193          0.3
Mikohn Gaming Corp. ..................................         102          0.5
ResortQuest Intl., Inc. ..............................          92          0.5
Equity Marketing, Inc. ...............................          76          0.9
The Sports Club Co., Inc. ............................          50          0.2
Morton's Restaurant Group, Inc. ......................          48          0.1
Restoration Hardware, Inc. ...........................           6          2.1
                                                                          ------
                                                                           50.6%

BARON iOPPORTUNITY FUND
-------------------------------------------------------------------------------

                                                              Equity        % of
                                                            Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              Large Capitalization
--------------------------------------------------------------------------------
Intel Corp. ..........................................      $211,092        0.8%
AOL Time Warner, Inc. ................................       142,095        3.2
Nokia Corp. ADR, Cl A ................................       116,181        1.9
Dell Computer Corp. ..................................        70,858        2.7
QUALCOMM, Inc. .......................................        38,742        0.5
Comcast Corp., Cl A ..................................        34,017        3.2
Accenture Ltd., Cl A .................................        25,146        4.9
Sprint Corp. PCS Group ...............................        24,061        2.2
Charles Schwab Corp. .................................        21,142        2.8
eBay, Inc. ...........................................        18,406        1.0
Flextronics Intl., Ltd. ..............................        11,678        4.4
Gemstar TV Guide Intl., Inc. .........................        11,478        2.0
USA Networks, Inc. ...................................        10,297        1.3
Check Point Software Tech., Ltd. .....................         9,185        1.0
Intuit, Inc. .........................................         9,068        1.3
Electronic Arts, Inc. ................................         8,218        0.9
VeriSign, Inc. .......................................         7,730        0.9
Celestica, Inc. ......................................         6,637        3.4
                                                                          ------
                                                                           38.4%
                              Medium Capitalization
--------------------------------------------------------------------------------
Metro-Goldwyn-Mayer, Inc. ............................      $  4,897        0.9%
TMP Worldwide, Inc. ..................................         4,711        4.2
Jabil Circuit, Inc. ..................................         4,479        1.1
Amazon.com, Inc. .....................................         4,022        0.3
ChoicePoint, Inc. ....................................         3,187        1.8
Hotel Reservations Network, Inc., Cl A ...............         2,622        6.6

BARON FUNDS
--------------------------------------------------------------------------------



BARON iOPPORTUNITY FUND
-------------------------------------------------------------------------------

                                                              Equity        % of
                                                            Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                        Medium Capitalization (Continued)
--------------------------------------------------------------------------------
Ticketmaster .........................................       $2,321         2.7%
Mediacom Comm. Corp., Cl A ...........................        2,189         2.5
Expedia, Inc., Cl A ..................................        2,056         2.0
Overture Services, Inc. (formerly GoTo.Com, Inc.) ....        2,029         4.7
American Tower Corp., Cl A ...........................        1,848         1.7
Research in Motion Ltd. ..............................        1,691         0.6
                                                                          ------
                                                                           29.1%
                              Small Capitalization
--------------------------------------------------------------------------------
Insight Comm. Co., Inc. ..............................       $1,455         1.1%
Travelocity.com, Inc. ................................        1,433         0.4
SmartForce PLC ADR ...................................        1,401         3.3
priceline.com, Inc. ..................................        1,308         0.3
CNET Networks, Inc. ..................................        1,238         1.8
Getty Images, Inc. ...................................        1,186         1.7
XM Satellite Radio Hldgs., Inc. 8.25% Series C Conv.
 Pfd .................................................        1,153         1.7
Sotheby's Hldgs., Inc., Cl A .........................        1,018         2.2
FreeMarkets, Inc. ....................................          961         2.4
SBA Comm. Corp., Cl A ................................          624         1.9
Precise Software Solutions, Ltd. .....................          576         0.7
Neoforma, Inc. .......................................          533         0.6
SkillSoft Corp. ......................................          423         3.5
CoStar Group, Inc. ...................................          377         1.2
University of Phoenix Online .........................          314         1.3
NTL, Inc. ............................................          260         0.2
drugstore.com, Inc. ..................................          130         0.4
                                                                          ------
                                                                           24.7%


TABLE II (UNAUDITED)
--------------------------------------------------------------------------------
PORTFOLIO RISK CHARACTERISTICS
--------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.

                                                                                                 Baron
                                                               Baron            Baron            Small           Baron
                                                               Asset           Growth             Cap         iOpportunity
                                                                Fund            Fund             Fund             Fund
--------------------------------------------------------------------------------------------------------------------------
                                                              % of              % of             % of             % of
                                                            Portfolio         Portfolio        Portfolio       Portfolio
--------------------------------------------------------------------------------------------------------------------------
Leverage (Debt [greater than] 40% of Market Cap .......        11.5%           13.6%            18.7%            17.3%
Foreign Sales Dependent (Sales [greater than] 15%) ....        16.4%           20.2%            13.2%            41.0%
Oil Price Sensitivity .................................        15.6%           18.9%             1.8%             9.0%
Volatility (Beta [greater than] 1.2) ..................        15.2%           10.5%            13.1%            66.2%
NASDAQ Securities .....................................        15.5%           22.4%            42.2%            65.9%
Unseasoned Securities
(Publicly owned for [less than] 3 years) ..............        13.3%           19.3%            26.6%            34.6%
(Publicly owned for [less than] 1 years) ..............         3.4%            2.3%             7.2%             4.9%
Turnarounds ...........................................         0.0%            0.0%             0.8%             0.0%
Development Companies .................................         0.0%            0.9%             1.2%             7.1%



TABLE III (UNAUDITED)
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

BARON ASSET FUND

One year                                                                  -10.1%
--------------------------------------------------------------------------------
Two years                                                                  -5.0%
--------------------------------------------------------------------------------
Three years                                                                 1.6%
--------------------------------------------------------------------------------
Four years                                                                  2.3%
--------------------------------------------------------------------------------
Five years                                                                  7.9%
--------------------------------------------------------------------------------
Ten years                                                                  13.8%
--------------------------------------------------------------------------------
Since inception June 12, 1987                                              14.2%
--------------------------------------------------------------------------------



BARON GROWTH FUND

One year                                                                   12.7%
--------------------------------------------------------------------------------
Two years                                                                   3.7%
--------------------------------------------------------------------------------
Three years                                                                15.9%
--------------------------------------------------------------------------------
Four years                                                                 11.7%
--------------------------------------------------------------------------------
Five years                                                                 15.3%
--------------------------------------------------------------------------------
Since inception January 3, 1995                                            21.8%
--------------------------------------------------------------------------------


BARON SMALL CAP FUND

One year                                                                    5.2%
--------------------------------------------------------------------------------
Two years                                                                  -6.9%
--------------------------------------------------------------------------------
Three years                                                                14.0%
--------------------------------------------------------------------------------
Four years                                                                 10.9%
--------------------------------------------------------------------------------
Since inception October 1, 1997                                            11.1%
--------------------------------------------------------------------------------



BARON iOPPORTUNITY FUND

One year                                                                   -3.6%
--------------------------------------------------------------------------------
Since inception February 29, 2000                                         -25.1%
--------------------------------------------------------------------------------


The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

BARON ASSET FUND
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 2001 (Unaudited)

      Shares                                         Cost           Value
-----------------------------------------------------------------------------
COMMON STOCKS (99.40%)
-----------------------------------------------------------------------------
               BUSINESS SERVICES (15.95%)
   5,100,000   ChoicePoint, Inc.*#               $ 87,737,467   $ 258,519,000
     160,000   Harte-Hanks, Inc.                    3,932,858       4,507,200
   8,450,200   Robert Half Intl., Inc.*            81,166,689     225,620,340
                                                 ------------    ------------
                                                  172,837,014     488,646,540
               CHEMICAL (5.10%)
   2,360,300   OM Group, Inc.#                     71,221,735     156,228,257
               CONSUMER SERVICES (11.08%)
  19,565,000   Sotheby's Hldgs., Inc., Cl A#      412,632,311     324,974,650
     425,000   Weight Watchers Intl., Inc.*        11,386,499      14,373,500
                                                 ------------    ------------
                                                  424,018,810     339,348,150
               EDUCATION (12.32%)
   3,900,000   Apollo Group, Inc., Cl A*           61,679,317     175,539,000
   4,625,000   DeVry, Inc.*#                       42,255,685     131,581,250
   1,940,000   Education Mgmt. Corp.*#             19,605,418      70,325,000
                                                 ------------    ------------
                                                  123,540,420     377,445,250
               ENERGY (0.47%)
     825,000   XTO Energy, Inc.                    11,850,115      14,437,500
               FINANCIAL (9.20%)
  16,000,000   Charles Schwab Corp.                46,662,196     247,520,000
   1,378,600   DVI, Inc.*#                         17,466,410      23,711,920
     325,000   Waddell & Reed Financial, Inc.       8,873,584      10,465,000
                                                 ------------    ------------
                                                   73,002,190     281,696,920
               HEALTH SERVICES (4.45%)
     210,000   Anthem, Inc.*                        9,453,523      10,395,000
     250,000   Caremark Rx, Inc.*                   3,843,896       4,077,500
     240,000   Charles River Laboratories
                 Intl., Inc.*                       7,317,949       8,035,200
     650,000   Healthsouth Corp.*                   9,009,816       9,633,000
   3,200,000   Manor Care, Inc.*                   70,196,310      75,872,000
     335,000   Trigon Healthcare, Inc., Cl A*      21,914,742      23,265,750
     160,000   Zimmer Holdings, Inc.*               4,879,953       4,886,400
                                                 ------------    ------------
                                                  126,616,189     136,164,850
               HOTELS AND LODGING (5.73%)
   6,431,000   Choice Hotels Intl., Inc.*#         77,641,369     142,446,650
     735,000   Extended Stay America, Inc.*        10,523,710      12,054,000
     450,000   Four Seasons Hotels, Inc.           12,362,163      21,042,000
                                                 ------------    ------------
                                                  100,527,242     175,542,650
               MEDIA AND ENTERTAINMENT (5.03%)
   1,000,000   Cox Radio, Inc., Cl A*               6,352,271      25,480,000
   1,205,000   Hispanic Broadcasting Corp.*         7,989,254      30,727,500
     300,000   Metro-Goldwyn-Mayer, Inc.*           5,432,466       6,570,000
     296,400   Radio One, Inc., Cl A*               2,439,349       5,474,508
     552,900   Radio One, Inc., Cl D*               3,787,812       9,957,729
   3,664,752   Saga Comm., Inc., Cl A*#            30,894,316      75,860,367
                                                 ------------    ------------
                                                   56,895,468     154,070,104
               OIL SERVICES (2.39%)
   1,575,000   Seacor Smit, Inc.*#                 49,023,645      73,080,000
               REAL ESTATE AND REITs (0.65%)
     350,900   Alexander's, Inc.*#                 23,811,048      19,966,210
               RECREATION AND RESORTS (8.16%)
   2,403,500   Sun Intl. Hotels, Ltd.*#            77,939,024      60,928,725
   9,488,000   Vail Resorts, Inc.*#               230,042,044     168,222,240
       7,692   Valvino Lamore, LLC@                20,800,000      20,800,000
                                                 ------------    ------------
                                                  328,781,068     249,950,965
               RETAIL TRADE AND RESTAURANTS (13.54%)
   3,575,000   Dollar Tree Stores, Inc.*           31,200,753     110,503,250
   1,800,000   Ethan Allen Interiors, Inc.         51,590,369      74,862,000
   7,575,000   Polo Ralph Lauren Corp., Cl A*     185,503,349     202,707,000
   2,560,000   Smart and Final, Inc.*#             34,413,436      26,726,400
                                                 ------------    ------------
                                                  302,707,907     414,798,650
               UTILITY SERVICES (1.84%)
   2,985,000   Southern Union Co.*#                48,048,530      56,297,100

      Shares                                         Cost            Value
------------------------------------------------------------------------------
               WHOLESALE TRADE (3.49%)
   1,290,000   Industrie Natuzzi SPA ADR         $  20,875,580   $  18,885,600
   2,700,000   Libbey, Inc.#                        92,490,393      88,155,000
                                                 -------------   -------------
                                                   113,365,973     107,040,600
                                                 -------------   -------------
TOTAL COMMON STOCKS                              2,026,247,354   3,044,713,746
                                                 -------------   -------------
------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (1.22%)
------------------------------------------------------------------------------
               EDUCATION (0.05%)
      78,948   Apollo International, Inc.
                 S-A CV Pfd.*@                       1,500,012       1,500,012
               HEALTH SERVICES (0.29%)
       5,753   Somerford Corp. S-A
                 Conv. Pfd.* @                       9,000,000       9,000,051
               MEDIA AND ENTERTAINMENT (0.88%)
      31,000   XM Satellite Radio Hldgs., Inc.
                 8.25% Series C Conv. Pfd
                 due 2012@                          31,000,000      26,979,300
                                                 -------------   -------------
TOTAL CONVERTIBLE PREFERRED STOCKS                  41,500,012      37,479,363
                                                 -------------   -------------
------------------------------------------------------------------------------
WARRANTS (0.10%)
------------------------------------------------------------------------------
               REAL ESTATE AND REITs
   2,127,660   Corrections Corporation of
                 America                                     0       2,947,518
                                                 -------------   -------------
                 Warrants Exp 09/29/2005*@
Principal Amount

------------------------------------------------------------------------------
CORPORATE BONDS (0.10%)
------------------------------------------------------------------------------
               HEALTH SERVICES
$  3,000,000   Somerford Corp. 8.50%
                 Sub. Conv. Deb.
                 due 04/23/2006@                     3,000,000       3,000,000
                                                 -------------   -------------
TOTAL INVESTMENTS (100.82%)                     $2,070,747,366**  3,088,140,627
                                                ==============
LIABILITIES LESS
 CASH AND OTHER ASSETS (-0.82%)                                    (25,147,022)
                                                                 -------------
NET ASSETS (EQUIVALENT TO $44.46
 PER SHARE BASED ON 68,897,410
 SHARES OF BENEFICIAL INTEREST
 OUTSTANDING)                                                    $3,062,993,605
                                                                 ==============

---------------
%   Represents percentage of net assets
@   Restricted securities
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $2,071,195,718. Aggregate unrealized appreciation and depreciation of investments are $1,213,355,273 and $196,410,364, respectively.

BARON GROWTH FUND
--------------------------------------------------------------------------------



STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 2001 (Unaudited)

      Shares                                       Cost             Value
-----------------------------------------------------------------------------
COMMON STOCKS (83.18%)
-----------------------------------------------------------------------------
               BUSINESS SERVICES (12.15%)
     290,000   Catalina Marketing Corp.*       $   9,235,765    $  10,063,000
     730,000   ChoicePoint, Inc.*                 14,341,246       37,003,700
     360,000   Harte-Hanks, Inc.                   8,780,715       10,141,200
     124,500   Heidrick & Struggles Intl.,
                 Inc.*                             2,645,367        2,259,675
     360,000   Kronos, Inc.*                       7,359,958       17,416,800
     400,000   Robert Half Intl., Inc.*            2,665,467       10,680,000
                                               -------------    -------------
                                                  45,028,518       87,564,375
               CHEMICAL (4.48%)
     140,000   Millipore Corp.                     8,321,290        8,498,000
     360,000   OM Group, Inc.                     11,844,889       23,828,400
                                               -------------    -------------
                                                  20,166,179       32,326,400
               CONSUMER SERVICES (1.53%)
     360,000   Sotheby's Hldgs., Inc., Cl A        8,449,769        5,979,600
     150,000   Weight Watchers Intl., Inc.*        4,172,246        5,073,000
                                               -------------    -------------
                                                  12,622,015       11,052,600
               EDUCATION (7.91%)
     290,000   Apollo Group, Inc., Cl A*           4,090,553       13,052,900
     260,000   DeVry, Inc.*                        2,323,166        7,397,000
     180,000   Edison Schools, Inc., Cl A*         3,118,625        3,537,000
     280,000   Education Mgmt. Corp.*              2,636,453       10,150,000
     525,000   SmartForce PLC ADR*                11,613,336       12,993,750
     304,000   University of Phoenix
                 Online*                           2,887,499        9,907,360
                                               -------------    -------------
                                                  26,669,632       57,038,010
               FINANCIAL (6.86%)
      93,333   Bingham Financial Services
                 Corp.*@                           1,399,995          133,000
     340,000   BlackRock, Inc., Cl A*              6,603,824       14,178,000
     364,800   DVI, Inc.*                          5,100,020        6,274,560
     299,000   Gabelli Asset Mgmt., Inc.,
                 Cl A*                             4,438,566       12,916,800
     236,800   Jefferies Group, Inc.               9,535,560       10,019,008
     100,000   Medallion Financial Corp.           1,096,000          790,000
     160,000   Waddell & Reed Financial,
                 Inc.                              4,689,700        5,152,000
                                               -------------    -------------
                                                  32,863,665       49,463,368
               FOOD AND AGRICULTURE (0.32%)
     100,000   Ralcorp Hldgs., Inc.*               1,727,735        2,270,000
               HEALTH SERVICES (7.30%)
     233,200   AmSurg Corp.                        5,527,603        6,338,376
     250,000   Cell Genesys, Inc.*                 5,243,512        5,810,000
     305,000   Charles River Laboratories
                 Intl., Inc.*                      8,993,761       10,211,400
      40,000   Community Health Systems,
                 Inc.*                             1,040,030        1,020,000
     260,000   Manor Care, Inc.*                   3,475,771        6,164,600
     260,000   Province Healthcare Co.*            7,532,304        8,023,600
     732,500   Rigel Pharmaceuticals, Inc.*        5,128,653        3,406,125
     550,000   United Surgical Partners
                 Intl., Inc.*                     10,613,786       11,632,500
                                               -------------    -------------
                                                  47,555,420       52,606,601
               HOTELS AND LODGING (6.84%)
     825,000   Choice Hotels Intl., Inc.*          9,664,735       18,273,750
   1,564,500   Extended Stay America, Inc.*       19,355,742       25,657,800
     115,000   Four Seasons Hotels, Inc.           4,708,237        5,377,400
                                               -------------    -------------
                                                  33,728,714       49,308,950
               MEDIA AND ENTERTAINMENT (5.38%)
     139,400   Entravision Comm. Corp.,
                 Cl A*                             1,208,862        1,665,830
     200,000   Mediacom Comm. Corp.,
                 Cl A *                            3,045,771        3,652,000
     275,000   Radio One, Inc., Cl A*              2,801,501        5,079,250
     645,000   Radio One, Inc., Cl D*              6,688,858       11,616,450
     620,200   Saga Comm., Inc., Cl A*             6,930,347       12,838,140

      Shares                                       Cost             Value
-----------------------------------------------------------------------------
               MEDIA AND ENTERTAINMENT (Cont'd)
     400,000   Spanish Broadcasting
                 System, Inc., Cl A*           $   2,134,259    $   3,956,000
                                               -------------    -------------
                                                  22,809,598       38,807,670
               OIL SERVICES (2.88%)
     344,000   Chiles Offshore, Inc.*              6,405,067        6,842,160
     300,000   Seacor Smit, Inc.*                 11,068,627       13,920,000
                                               -------------    -------------
                                                  17,473,694       20,762,160
               PRINTING AND PUBLISHING (0.77%)
     240,000   Getty Images, Inc.*                 4,994,421        5,515,200
               REAL ESTATE AND REITs (0.47%)
      60,000   Alexander's, Inc.*                  4,501,290        3,414,000
               RECREATION AND RESORTS (5.78%)
     100,000   Boyd Gaming Corp.*                    663,040          650,000
     370,000   Intrawest Corp.                     6,496,433        6,475,000
     784,800   Sun Intl. Hotels, Ltd.*            19,238,496       19,894,680
     825,600   Vail Resorts, Inc.*                15,160,590       14,637,888
                                               -------------    -------------
                                                  41,558,559       41,657,568
               RETAIL TRADE AND RESTAURANTS (14.96%)
     450,000   California Pizza Kitchen, Inc.*    10,093,434       11,137,500
     460,000   Chico's FAS, Inc.*                 14,954,723       18,262,000
     460,000   Dollar Tree Stores, Inc.*           5,151,828       14,218,600
     274,300   drugstore.com, Inc.*                1,354,356          534,885
     620,000   Ethan Allen Interiors, Inc.        16,329,877       25,785,800
     450,000   Krispy Kreme Doughnuts, Inc.*       8,093,775       19,890,000
     340,000   Polo Ralph Lauren Corp., Cl A*      7,136,041        9,098,400
     854,900   Smart and Final, Inc.*              7,780,869        8,925,156
                                               -------------    -------------
                                                  70,894,903      107,852,341
               UTILITY SERVICES (3.53%)
   1,350,562   Southern Union Co.*                19,662,330       25,471,599
               WHOLESALE TRADE (2.02%)
     380,000   Industrie Natuzzi SPA ADR           6,797,046        5,563,200
     275,000   Libbey, Inc.                        7,955,207        8,978,750
                                               -------------    -------------
                                                  14,752,253       14,541,950
                                               -------------    -------------
TOTAL COMMON STOCKS                              417,008,926      599,652,792
                                               -------------    -------------
Principal Amount
-----------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (16.67%)
-----------------------------------------------------------------------------
$ 50,000,000   Citicorp 1.50%
                 due 01/02/2002                   50,000,000       50,000,000
  70,165,999   Household Finance Corp.
                 1.50% due 01/02/2002             70,165,999       70,165,999
                                               -------------    -------------
TOTAL SHORT TERM MONEY MARKET
 INSTRUMENTS                                     120,165,999      120,165,999
                                               -------------    -------------
TOTAL INVESTMENTS (99.85%)                     $ 537,174,925**    719,818,791
                                               =============
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.15%)                                           1,097,793
                                                                -------------
NET ASSETS (EQUIVALENT TO $30.67
 PER SHARE BASED ON 23,506,152
 SHARES OF BENEFICIAL INTEREST
 OUTSTANDING)                                                   $ 720,916,584
                                                                =============

---------------
%   Represents percentage of net assets
@   Restricted security
*   Non-income producing security
** For Federal income tax purposes the cost basis is $538,985,286. Aggregate unrealized appreciation and depreciation of investments are $194,113,994 and $13,280,489, respectively.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 2001 (Unaudited)

      Shares                                                      Value
-----------------------------------------------------------------------------
COMMON STOCKS (88.73%)
-----------------------------------------------------------------------------
               BUSINESS SERVICES (15.92%)
     350,000   Catalina Marketing Corp.*                    $      12,145,000
     650,000   ChoicePoint, Inc.*                                  32,948,500
     200,000   Corporate Executive Board Co.*                       7,340,000
     275,000   FTI Consulting, Inc.*                                9,020,000
     250,000   Heidrick & Struggles Intl., Inc.*                    4,537,500
     650,000   Interactive Data Corp.                               9,191,000
     600,000   Iron Mountain, Inc.*                                26,280,000
      50,000   Kroll, Inc.*                                           755,000
     375,000   Resources Connection, Inc.*                          9,873,750
                                                             ----------------
                                                                  112,090,750
               CHEMICAL (1.08%)
     125,000   Millipore Corp.                                      7,587,500
               COMMUNICATIONS (1.36%)
     250,000   Liberty Livewire Corp.*                              1,736,775
     600,000   SBA Comm. Corp., Cl A*                               7,812,000
                                                             ----------------
                                                                    9,548,775
               CONSUMER PRODUCTS (0.92%)
     500,000   Equity Marketing, Inc.*#                             6,505,000
               CONSUMER SERVICES (1.44%)
     300,000   Weight Watchers Intl., Inc.*                        10,146,000
               EDUCATION (10.55%)
     325,000   Apollo Group, Inc., Cl A*                           14,628,250
   1,645,500   Career Education Corp.*                             56,407,740
     100,000   University of Phoenix Online*                        3,259,000
                                                             ----------------
                                                                   74,294,990
               ENVIRONMENTAL (1.05%)
     500,000   Casella Waste Systems, Inc., Cl A*                   7,405,000
               FINANCIAL (2.51%)
     278,100   DVI, Inc.*                                           4,783,320
     299,000   Gabelli Asset Mgmt., Inc., Cl A*                    12,916,800
                                                             ----------------
                                                                   17,700,120
               HEALTH SERVICES (14.22%)
     370,000   AMN Healthcare Services, Inc.*                      10,138,000
     373,000   AmSurg Corp.                                        10,138,140
     343,000   Charles River Laboratories Intl., Inc.*             11,483,640
     700,000   Community Health Systems, Inc.*                     17,850,000
      50,000   Cross Country, Inc.*                                 1,325,000
     162,500   Neoforma, Inc.*                                      4,736,875
     550,000   Province Healthcare Co.*                            16,973,000
   1,300,000   United Surgical Partners Intl., Inc.*#              27,495,000
                                                             ----------------
                                                                  100,139,655
               HOTELS AND LODGING (1.69%)
     175,000   Four Seasons Hotels, Inc.                            8,183,000
     775,000   ResortQuest Intl., Inc.*                             3,689,000
                                                             ----------------
                                                                   11,872,000
               INDUSTRIAL SERVICES (2.02%)
     600,000   Viad Corp.                                          14,208,000
               MEDIA AND ENTERTAINMENT (9.98%)
   1,300,000   AMC Entertainment, Inc.*                            15,600,000
      50,000   Entercom Comm. Corp.*                                2,500,000
   1,500,000   Radio One, Inc., Cl D*                              27,015,000
     525,000   Ticketmaster*                                        8,604,750
     550,000   Westwood One, Inc.*                                 16,527,500
                                                             ----------------
                                                                   70,247,250
               MEDICAL EQUIPMENT (1.36%)
     475,000   Viasys Healthcare, Inc.*                             9,599,750
               PRINTING AND PUBLISHING (2.91%)
     275,000   Information Holdings, Inc.*                          7,785,250
   1,155,000   Moore Corp., Ltd.                                   10,972,500
     275,000   Penton Media, Inc.                                   1,721,500
                                                             ----------------
                                                                   20,479,250
               REAL ESTATE AND REITs (3.48%)
     325,000   LNR Property Corp.                                  10,133,500
   1,250,000   Ventas, Inc.                                        14,375,000
                                                             ----------------
                                                                   24,508,500

      Shares                                                      Value
------------------------------------------------------------------------------
               RECREATION AND RESORTS (6.64%)
     300,000   Ameristar Casinos, Inc.*                     $        7,515,000
     200,000   Championship Auto Racing Teams, Inc.*                 3,218,000
     500,000   Mikohn Gaming Corp.*@                                 3,595,500
     625,000   MTR Gaming Group, Inc.*                              10,000,000
     850,000   Six Flags, Inc.*                                     13,073,000
     315,000   Sun Intl. Hotels, Ltd.*                               7,985,250
     500,000   The Sports Club Co., Inc.*                            1,400,000
                                                             -----------------
                                                                    46,786,750
               RETAIL TRADE AND RESTAURANTS (10.94%)
     871,000   California Pizza Kitchen, Inc.*                      21,557,250
      50,000   Cheesecake Factory, Inc.*                             1,738,500
     500,000   Dollar Tree Stores, Inc.*                            15,455,000
     352,700   Genesco, Inc.*                                        7,322,052
     500,000   Kenneth Cole Productions, Inc., Cl A*                 8,850,000
     150,000   Krispy Kreme Doughnuts, Inc.*                         6,630,000
      50,000   Morton's Restaurant Group, Inc.*                        572,500
     700,000   Restoration Hardware, Inc.*@                          5,945,100
   1,000,000   Restoration Hardware, Inc.*                           8,940,000
                                                             -----------------
                                                                    77,010,402
               TRANSPORTATION (0.66%)
     650,000   OMI Corp.*                                            2,587,000
     125,000   Stelmar Shipping, Ltd.*                               2,031,250
                                                             -----------------
                                                                     4,618,250
TOTAL COMMON STOCKS
 (Cost $419,151,607)                                               624,747,942
                                                             -----------------
Principal Amount
------------------------------------------------------------------------------
CORPORATE BONDS (1.55%)
------------------------------------------------------------------------------
               HEALTH SERVICES (0.04%)
$  3,250,000   U.S. Diagnostic, Inc. 9.00%
                 Conv. Sub. Deb. due 03/31/2003 *                      300,000
               PRINTING & PUBLISHING (1.51%)
   8,500,000   Getty Images, Inc. 5.00%
                 Conv. Sub. Deb. due 03/15/2007                      7,012,500
   6,000,000   Penton Media, Inc. 10.375%
                 Sr. Sub. NT due 06/15/2011                          3,600,000
                                                             -----------------
                                                                    10,612,500
                                                             -----------------
TOTAL CORPORATE BONDS
 (Cost $12,229,375)                                                 10,912,500
                                                             -----------------
------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (10.28%)
------------------------------------------------------------------------------
  72,403,000   Household Finance Corp. 1.50%
                 due 01/02/2002 (Cost $72,403,000)                  72,403,000
                                                             -----------------
TOTAL INVESTMENTS (100.56%)
 (COST $503,783,982**)                                             708,063,442
LIABILITIES LESS CASH
 AND OTHER ASSETS (-0.56%)                                          (3,985,199)
                                                             -----------------
NET ASSETS (EQUIVALENT TO $15.21 PER
 SHARE BASED ON 46,278,845 SHARES OF
 BENEFICIAL INTEREST OUTSTANDING)                           $      704,078,243
                                                             =================

---------------
%  Represents percentage of net assets
@  Restricted securities # Issuers that may be deemed to be "affiliated"
*  Non-income producing securities
** For Federal income tax purposes the cost basis is $505,788,016. Aggregate unrealized appreciation and depreciation of investments are $221,292,667 and $19,017,241, respectively.

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------



STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 2001 (Unaudited)

      Shares                                                      Value
-----------------------------------------------------------------------------
COMMON STOCKS (90.50%)
-----------------------------------------------------------------------------
               BUSINESS SERVICES (14.25%)
     185,000   Accenture Ltd., Cl A*                        $       4,980,200
      35,000   ChoicePoint, Inc.*                                   1,774,150
     100,000   FreeMarkets, Inc.*                                   2,397,000
     100,000   TMP Worldwide, Inc.*                                 4,290,000
      25,000   VeriSign, Inc.*                                        951,000
                                                             ----------------
                                                                   14,392,350
               CABLE (4.28%)
      90,000   Comcast Corp., Cl A*                                 3,240,000
      45,000   Insight Comm. Co., Inc.*                             1,087,200
                                                             ----------------
                                                                    4,327,200
               COMMUNICATIONS (8.51%)
     180,000   American Tower Corp., Cl A*                          1,704,600
      80,000   Nokia Corp. ADR, Cl A                                1,962,400
     200,000   NTL, Inc.*                                             188,000
      25,000   Research in Motion Ltd.*                               593,000
     150,000   SBA Comm. Corp., Cl A*                               1,953,000
      90,000   Sprint Corp. PCS Group*                              2,196,900
                                                             ----------------
                                                                    8,597,900
               COMMUNICATIONS EQUIPMENT (0.50%)
      10,000   QUALCOMM, Inc.*                                        505,000
               CONSUMER SERVICES (15.82%)
     100,000   AOL Time Warner, Inc. *                              3,210,000
     200,000   CNET Networks, Inc.*                                 1,794,000
      50,000   CoStar Group, Inc.*                                  1,200,500
      50,000   Expedia, Inc., Cl A*                                 2,030,500
     135,000   Overture Services, Inc. (formerly
                 GoTo.Com, Inc.)*                                   4,783,050
      50,000   priceline.com, Inc.*                                   291,000
     135,000   Sotheby's Hldgs., Inc., Cl A                         2,242,350
      15,000   Travelocity.com, Inc.*                                 430,650
                                                             ----------------
                                                                   15,982,050
               EDUCATION (8.06%)
     135,000   SkillSoft Corp.*                                     3,499,200
     135,000   SmartForce PLC ADR*                                  3,341,250
      40,000   University of Phoenix Online*                        1,303,600
                                                             ----------------
                                                                    8,144,050
               ENTERPRISE HARDWARE (3.47%)
     100,000   Dell Computer Corp.*                                 2,718,000
      25,000   Intel Corp.                                            786,250
                                                             ----------------
                                                                    3,504,250
               FINANCIAL (2.76%)
     180,000   Charles Schwab Corp.                                 2,784,600
               HEALTH SERVICES (0.58%)
      20,000   Neoforma, Inc.*                                        583,000
               HOTELS AND LODGING (6.61%)
     145,100   Hotel Reservations Network, Inc., Cl A*              6,674,600
               MANUFACTURING (8.92%)
      85,000   Celestica, Inc.*                                     3,433,150
     185,000   Flextronics Intl., Ltd.*                             4,438,150
      50,000   Jabil Circuit, Inc.*                                 1,136,000
                                                             ----------------
                                                                    9,007,300
               MEDIA AND ENTERTAINMENT (10.37%)
      15,000   Electronic Arts, Inc.*                                 899,250
      75,000   Gemstar TV Guide Int'l., Inc.*                       2,077,500
     140,000   Mediacom Comm. Corp., Cl A*                          2,556,400
      40,000   Metro-Goldwyn-Mayer, Inc.*                             876,000
     165,000   Ticketmaster*                                        2,704,350
      50,000   USA Networks, Inc.*                                  1,365,500
                                                             ----------------
                                                                   10,479,000
               PRINTING AND PUBLISHING (1.71%)
      75,000   Getty Images, Inc.*                                  1,723,500

      Shares                                                      Value
----------------------------------------------------------------------------
               RETAIL TRADE AND RESTAURANTS (1.69%)
      25,000   Amazon.com, Inc.*                            $        270,500
     225,000   drugstore.com, Inc.*                                  438,750
      15,000   eBay, Inc.*                                         1,003,500
                                                             ---------------
                                                                   1,712,750
               SOFTWARE (2.97%)
      25,000   Check Point Software Tech., Ltd.*                     997,250
      30,000   Intuit, Inc.*                                       1,282,800
      35,000   Precise Software Solutions, Ltd.*                     723,100
                                                             ---------------
                                                                   3,003,150
                                                             ---------------
TOTAL COMMON STOCKS
 (Cost $85,260,198)                                               91,420,700
                                                             ---------------
----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (1.72%)
----------------------------------------------------------------------------
               MEDIA AND ENTERTAINMENT
       2,000   XM Satellite Radio Hldgs., Inc. 8.25%
                 Series C Conv. Pfd due 2012 @
                 (Cost $2,000,000)                                 1,740,600
                                                             ---------------
Principal Amount
----------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (7.70%)
----------------------------------------------------------------------------
$  7,774,999   Household Finance Corp. 1.50%
                 due 01/02/2002
                 (Cost $7,774,999)                                 7,774,999
                                                             ---------------
TOTAL INVESTMENTS (99.92%)
 (COST $95,035,197**)                                            100,936,299
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.08%)                                             80,724
                                                             ---------------
NET ASSETS (EQUIVALENT TO $5.86 PER SHARE
 BASED ON 17,244,538 SHARES OF BENEFICIAL
 INTEREST OUTSTANDING)                                      $    101,017,023
                                                             ===============

---------------
%   Represents percentage of net assets
@   Restricted security
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $101,096,366. Aggregate unrealized appreciation and depreciation of investments are $16,906,752 and $17,066,819, respectively.


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